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                                                                    EXHIBIT 99




                         NEVADA MANHATTAN MINING, INC.
                        MANHATTAN MINE PROJECT REVIEW &
                                 BUSINESS PLAN







                              By William R. Wilson




                                   July 1995
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                     TABLE OF CONTENTS


                                                        PAGE
INTRODUCTION                                            1

HISTORY AND OWNERSHIP OF PROPERTY                       2

REGIONAL AND PROJECT GEOLOGY                            2

MINERAL RESOURCE                                        3

DEVELOPMENT & MINING                                    4

PROCESSING                                              5

ENVIRONMENTAL SETTING AND PERMITS                       6

PROJECT REVIEW                                          7

RECOMMENDED BUSINESS PLAN                               8

SUMMARY                                                 10

APPENDIX A - MAPS (POCKET)                              11

APPENDIX B - FINANCIAL INFORMATION                      12

APPENDIX C - MILL INFORMATION                           13

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                         NEVADA MANHATTAN MINING, INC.
                        MANHATTAN MINE PROJECT REVIEW &
                                 BUSINESS PLAN

                            By: William R. Wilson(1)

INTRODUCTION

        William R. Wilson was engaged by Nevada Manhattan Mining, Inc. ("Nevada Manhattan") in May 1995 to prepare a project review and business plan for their mining properties in the Manhattan Mining District 45 miles northeast of Tonopah, Nevada, in which Nevada Manhattan has a 24.5% ownership. The purpose of the project review was to prepare a valuation of Nevada Manhattan's ownership. The purpose of the business plan was to present various options that would provide short-term cash flow for Nevada Manhattan and its joint venture partners in the properties through initial production. The business plan also presents a method to expand potential ore deposits in existing mine workings and establish access to deeper targets.

        Two alternative mining plans are examined that utilize the 1,200 foot long decline ("Decline") constructed by Nevada Manhattan and its joint venture partners in 1994. The first plan considers mining ore from the Consolidated Manhattan Mine accessed from the Decline; drifting to the area near the high grade WC 49 Drill Hole, drilled by Freeport in 1985 and mining ore in that area; extending the existing decline ("Decline") to the existing but caved White Caps shaft, rehabilitating the White Caps shaft to the 1,300' Level and mining high grade ore in all the levels connected to White Caps Shaft below the 565' Level. The second plan considers all of the same elements except stopping at the 565' Level; mining the remaining high grade ore in the 565' Level without rehabilitating the White Caps shaft below the 565' Level. The second alternative mining plan is recommended as this plan still allows continued exploration in the lower levels leading to additional ore development and requires less capital.

        Two milling alternatives were examined. The first alternative considered was being to purchase a used crushing plant and process plant and recover only free gold in a gravity circuit. The second alternative is to wait until New Concept Mining, Inc. completes the construction of the mill, scheduled to be completed in late 1995 and mill the ore in that new mill. The second alternative was the preferred option because of the mill's accessibility in a short period of time.

        (1) Wilson has a professional degree in metallurgical engineering from the Colorado School of Mines and an MBA from the University of Southern California. His more than thirty years of experience includes ten years in senior positions with engineering, construction and consulting firms and ten years as president of several mining companies operating in the United States and internationally. He is a part chairman of the Colorado Mining Association and currently is president of Gold King Mines Corporation, a subsidiary of Taylor Rand Incorporated, a publicly traded resource company based in Toronto, Ontario, Canada.

        The work in this report was conducted primarily by William R. Wilson, President, Gold King Mines Corporation. He was assisted by Jeff Kramer, Senior Vice President, Nevada Manhattan and his staff; Marlowe Harvey, the project operator and president of Calais Resources and Argus Resources, Inc.; Robert Martin, Vice President, Construction of Harrison Western, a well known underground mining contracting company; Bill Foster, President and Dale Moore, Mill Superintendent of New Concept Mining, Inc., the owners of the new mill at Manhattan; and Bill Carlson, Manager, Process Design of Lynteck, Inc. a process metallurgical contracting company.

HISTORY AND OWNERSHIP OF PROPERTY

        The historic mining in the Manhattan district extends from 1866 to present with the major activity in the late 1860's, between 1906 and 1921, and from the 1960's until present. Placer and lode mining took place principally in the Reliance, the White Caps Mine, the Union Amalgamated Mine, the Manhattan Consolidated mine, the Earle Mine, the Big Four Mine and the April Fool Mine. The United States Geological Survey reports historic production through 1959 of 280,000 ounces of lode gold and 206,000 ounces of placer gold mined in the district. since that time the more significant production was from the Echo Bay and Nevada Goldfields mines (bordering the subject property) totaling in excess of 500,000 ounces of gold.

        Several companies and individuals have owned part or all of the various mines currently shared in ownership by Nevada Manhattan (24.5%) with Argus Resources Inc. (24.5%) and Marlowe Harvey (51%). Included in the property are 28 patented and 83 unpatented claims totaling approximately 1,800 acres.

REGIONAL AND PROJECT GEOLOGY

        The bedrock in the Manhattan district contains the Gold Hill Formation including quartzite, limestone and schist, phyllite and slate of the Cambrian age and chert, slate, quartzite and limestone of the Palmetto Formation of Ordovician age. The Gold Hill formation over thrusts the Palmetto Formation with gold production normally found in the hanging wall of the thrust fault, in limestones and quartzose schist of the Gold Hill Formation. Mineralization generally occurs as assemblages of pyrite, stibnite, realgar, orpiment, cinnabar and free gold associated with calcite, quartz, fluorite, sericite, leverrierite and sparse adularia. The most productive ore bodies have been in quartzose schist in networks of small quartz-adularia veins containing pyrite and free gold. Mineralization is generally theorized to be the result of epidermal deposition in the limestone and related to secondary replacement in the volcanic activity associated with the south margin of the Manhattan caldera.

        The Manhattan property lies in several shallow gullies at 7,500 to 7,800 feet elevation. Further, mineralization appears to be structurally controlled by a series of parallel east-northeast trending faults, dipping from 50 to 75 degrees southwest and with some cross or perpendicular faults. Geophysical studies indicate the structure contains magnetic highs and resistivity lows and geochemical studies indicate outcrops and mineralization associated with arsenic and mercury. Mineralization is consistent with the district and is often in highly altered areas and in limestone with gold and silver found in quartz, quartz-carbonate including pyrite, arsenophyrite, stibnite and cinnabar. Veins tend to range in size from stringers of less than six inches to larger veins of seven feet. The deeper ores lie in the Consolidated Manhattan and White Caps mines while shallow ores in the area frequently contain disseminated, lower grade gold in larger ore bodies.

MINERAL RESOURCE

        Several studies have been made to help quantify and delineate ore targets in the remaining portions of existing mines, the areas between the old mines and the un-mined areas to the south of the Consolidated Manhattan and White Caps mines. A summary of geologic investigations conducted by Nevada Manhattan and its joint venture partners of mineralized areas along the fault zone through the center of the property includes general surface sampling, underground sampling, production records, drilling (surface and underground), geochemical sampling and geophysics. Historic mining records and accounts add to the total picture but often lack completeness or substantiation in more recent times. As is often the case in epithermal, veined systems all information points toward more ore grade material, often of higher grade, and the potential for bonanza-type ore bodies. Satisfying the standards for reserve definition imposed by the Securities and Exchange Commission and other technical societies such as the Society for Mining, Metallurgy, and Exploration, Inc. is always difficult in this setting, i.e., small high grade vein systems with little widely disseminated mineralization. Therefore, this report does not include discussions relating to reserves in any category.

        The work in this report identified areas in and adjacent to the Decline constructed by Nevada Manhattan and its joint venture partners in 1994. The areas considered for mining include the Adit Level of the Consolidated Manhattan Mine, the area around the high grade intercept in Drill Hole WC49 (reported by Freeport to be twenty-five feet of 0.698 ounces per ton of gold) and the mined levels in the White Caps Mine from the 565' Level to the 1,300' Level. From the identification of mining targets, ore blocks were estimated on underground sampling, historic production, drill hole assays and level maps for the White Caps Mine (See Maps VII and VIII). These areas were then quantified using simple geometry, tonnage calculations and average grade. The average grade selected was based on the same information as the estimated ore blocks and was further defined by an average of 0.25 ounces per ton as a minable underground grade and a minimum cut off grade of 0.10 ounces per ton.

        The resulting estimated ore blocks were used in an economic model. The model further identified the capital required to initiate mining in the various areas, mill the ore at the New Concept Mining, Inc.'s mill, and an estimated cash flow and a NPV (net present value) analysis at 10% and 15% discount rates of the cash flow for the two alternate plans. The resulting analysis was intended to be used by Nevada Manhattan and its joint venture partners to determine the advisability of proceeding immediately with development and mining. The work included is not intended to be a reserve calculation of any type and no reference is made to proven, probable or possible reserves. However, initial investigations indicate commercial grade mineralization.

        Details of the calculations are shown in Appendix B, Schedules 1, 2 and 3 and can

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be summarized as follows:

        1. Mining on Adit Level of Manhattan Consolidated Mine (access from Decline). The total estimated ore block for this area is 4,293 tons. Using a 20 per cent dilution factor and average grade of 0.25 ounces per ton at a 0.10 ounces per ton cutoff, this block is estimated to contain 859 minable ounces. Additional tonnage may be quantified as a result of additional sampling and development in this area.

        2. Drifting from an approximate depth on the Decline in the area of the high grade, intercept the WC49 drill hole. The total estimated ore block in this area is 1,555 tons. Using the same factors with an average grade of 0.50 ounces per ton, this block contains 1,555 minable ounces. Additional tonnage may be quantified as a result of additional sampling and development in this area.

        3. Rehabilitating the White Caps shaft below the 565' Level and mining in the old workings on the 565', 670', 800', 910', 1,100', 1,200',
        1,300' Levels. The total estimated ore block in the White Caps is 18,306 tons. Using the same factors but with a 0.75 ounce per ton average grade for the 1,300' Level, these blocks contain 7,420 minable ounces. Again, additional tonnage may be quantified as a result of additional sampling and development in this area.

        The total minable ounces in all the calculated blocks are 9,833 ounces of gold. Typically silver grades are about equal or less than the gold grade so no silver grades were calculated. The total estimated ore blocks total 26,487 tons is not an even number because areas of ore in the blocks were estimated by cubic footage and then converted to tons using a factor of 162 pounds per cubic foot for converting to tonnage.

        The higher grade ore shoots associated with the East Fault, the Morning Glory Fault, the White Caps Faults appear to be continuous and extend at least to the 1,300' Level. Grades, if anything, appear to increase with depth with a reported ore shoot on the 1,300' Level of 2.73 ounces of gold per ton (Reference - Map VIII). Because of limited drilling information below 450 feet, any confirmation of ore reserves in specific categories is not possible. Structural control may, however, continue below the 1,300' Level. The project operator intends to complete a surface geochemical survey coordinated with magnetic and resistivity geophysics. The project operator will then drill several targets to the south of the White Caps shaft as predicted by the recent geo-chemical survey and geophysical examinations. Upon completion of this work, a more accurate estimate of ore reserves should be possible.

        Several geological studies of the White Caps area have predicted bonanza-type ore bodies in the area but little has been quantified for a resource or reserves of this magnitude. See the section PROJECT REVIEW for more discussion of this subject.

DEVELOPMENT & MINING

        The Manhattan District has experienced surface mining for placer gravels, shallow underground mining using shafts and drifts to bedrock for placer gravels, open pit mining for lower grade ores and underground mining in open stopes for higher grade ores.

        Two alternate mining plans are considered in this report. The first plan includes: extending the Decline to the 565' Level of the White Caps Mine; mining remaining higher grade ore in the Consolidated Manhattan Mine; mining higher grade ore in a small but high grade area around the WC49 Drill intercept at approximately 300 foot depth and sixty feet from the existing Decline; rehabilitating the White Caps Shaft from the 565' Level to the 1,300' Level; and mining higher grade ore in the old workings of the White Caps Mine between the 565' Level and the 1,300' Level.

        The second plan includes all aspects of the first plan but the rehabilitation of the White Caps Shaft will not proceed until an extensive evaluation of the ore grades in the old workings of the White Caps mine is evaluated by detailed underground sampling. In both plans the rehabilitation of the White Caps shaft will be dependent on the condition of the shaft upon reaching the White Caps shaft on the Decline and evaluating the condition of the shaft. The safety of working in the White Caps shaft and the costs of the rehabilitation this shaft, depending on its condition, will be key elements in determining the acceptability of either plan. A raised bore for ventilation and access will also be considered. In other words, until the shaft can be accessed from the Decline, additional ore evaluated and the condition of the White Caps shaft and workings can be evaluated, much of the work and costs related to the two plans is preliminary in nature.

        Within the old workings of the Consolidated Manhattan Mine and the White Caps mine, the mining will be accomplished using a modified cut and fill or open stope method by drilling and blasting. The extension of the Decline down to the 565' Level of the White Caps Mine will also be drilled and blasted.

        Rehabilitation of the White Caps Shaft will be required to reach the lower levels of the mine and will consist of re-timbering and rock bolting where necessary. Depending on conditions encountered when the Decline is connected to the White Caps mine shaft, a ventilation and escape shaft may be required. Because of the uncertainty of the need for this shaft, no provision has been made in this report for the cost is its installation. It is further assumed that any ventilation and access will utilize the extended Decline. A charge of $1 per ton was added to the Harrison Western estimate to provide for pumping and ventilation using the Decline.

        Equipment includes underground Jumbo drills, jackleg drills, scoop trams, haul trams, fans and pumps. It is intended to use Harrison Western as a mining contractor for both development and mining. A summary of their estimated costs is included in the cash flow analyses. An allowance has been provided for the pumping and treatment of mine water.

PROCESSING

        A preliminary investigation was made to ascertain the feasibility of "high grading" the old mine workings and then processing the free gold in a used portable gravity processing plant. This option would also require permitting because of the tailings produced from the gravity plant and possible discharge from process water.

        A used crushing plant priced at $36,000 was located. The unit included a 10 X 16 jaw crusher, a 16 inch roll crusher and a double deck screen that would size ore to -10 mesh. A used ball mill for crushing to -200 mesh costing $8,000 needed to be purchased.

        A used gravity processing plant was located that included 4 X 8 Double Deck Derrick Screens and thirty-eight MDL spirals were located for a price of $200,000. It was felt that a cash payment of $125,000 would satisfy the seller.

        The estimated cost of purchasing, shipping and installing this portable plant was $200,000. Other items such a power line or portable generator, electrical connections and controls, piping, conveyors, engineering and installation represent 50 per cent of the total installed cost and therefore, the portable facility was estimated to cost $400,000. The experience of the writer is that a hurried schedule almost always is extended beyond original estimates and milling equipment not specifically designed for the operation requires modification and recovery suffers. Considering these factors and the time to acquire and assemble to be at least sixty days or longer, and to secure a permit to be six months, the alternative of securing this portable equipment is not recommended.

        New Concept Mining, Inc. provided a proposed flow sheet and equipment list. (See Appendix C). The processing circuit includes crushing, grinding, gravity separation, cyanide leach, flotation and thickening. A finalized balanced flow sheet was not provided but a review of the proposed circuit and equipment indicates the mill should provide approximately 200 to 250 tons per day of production and the predicted 85 to 90 per cent recovery. Nevada Manhattan has an agreement to utilize up to 30 per cent of the milling capacity or approximately sixty tons per day.

        The ore to be mined contains free gold and gold associated with pyrite and arsenopyrite. The gold in the sulphides was assumed to be less than 10% as suggested by Dale Moore, Mill Superintendent for New Concept Mining. He also estimated ore recovery to be as high as 90 per cent. For purposes of this report a mill recovery of 81 per cent was used to account for the loss of gold in the sulphides. The mill flow sheet planned by New Concept Mining, Inc. will not include a flotation circuit until the mill has operated up to one year. (90% recovery times 90% gold from non-sulphide ore = 81% overall recovery.)

        Mr. Moore estimated ore milling costs will be $15 per milled ton after a two to three-month start up period when costs were expected to be $20 per milled ton. Because the mill may take up to six months to construct, this report assumes ore will be mined for six months, stockpiled and then milled. This causes a six-month delay in cash flow from gold mined. The report also assumes that the mill will produce Dore' cones that will be shipped to a refinery to be further refined to gold and silver at a $2.00 per gold ounce refinery charge. Since it is expected that less than one ounce of silver will be produced for each ounce of gold, no credits for silver are shown in the financial analyses.

ENVIRONMENTAL SETTING AND PERMITS

        For purposes of this report, it was assumed all necessary permits are held or will be obtained by Nevada Manhattan. New Concept Mining, Inc. has applied for permits required for the milling operations including approval of an operational plan by the BLM. Nevada Manhattan will pump water internally in the underground mine but will not discharge water to the surface. No reclamation is required for the ore mined other than restoration of the



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
Decline portal area if the Decline is closed.

        Should Nevada Manhattan sometime in the future decide to discharge mine water to the surface a Point Source Discharge Permit will be required. Such a permit would take from six months to two years to secure. In the interim period it is recommended that Nevada Manhattan periodically (monthly) sample any running water on its property and sample underground water at several locations to establish a baseline for future operations.

PROJECT REVIEW

        The auditing firm of Jackson & Rhodes has requested Nevada Manhattan to provide a valuation in conjunction of capitalized acquisition and development costs of the Manhattan property for the purposes of confirming the value carried on the Company's balance sheet. Without a detailed ore reserve available, an alternate method used by Gold king Mines Corporation in the past is to place a value on the various tangible assets of a company and the intangible assets that potentially can enhance the value of a company.

        For Nevada Manhattan the following assets should be considered:

        Acquisition Costs - Typically acquisition of a mining property of this type, size and potential in Nevada in the last five years has ranged in value between $2.5 million and $5 million. Nevada Manhattan has a capitalized acquisition and development cost of $3.2 million on its balance sheet. For the purposes of this report a conservative value for capitalized acquisition and development costs is $1,600,000.

        Manhattan Decline - The cost of construction of the Decline was a total of $465,000. This has added significant value to the Consolidated Manhattan Mine and potentially to the White Caps Mine and other potential mineralization. Full value should be assigned to this asset for those reasons. Nevada Manhattan's share of that cost is 24.5% or $114,000.

        Other Exploration and Development Costs - Total costs of exploration and development by Nevada Manhattan including drilling, surface sampling, geophysical work, assays and other development costs incurred by the Nevada Manhattan attributable to future ore reserves are $830,000 less the cost of the decline or a total of $710,000. Considering the specific plans of the project operator to complete his exploration program and the plan to achieve near-term production outlined in this report, these costs form a basis of value for the Nevada Manhattan. The full value of the accrued cost should be included in this valuation as the cost can lead to future potential production and additional reserves in the future.

        Access to Milling Capacity - Nevada Manhattan controls 30 per cent of the milling capacity in the New Concept Mining, Inc.'s mill approximately one mile from the Manhattan Decline portal. This mill, now under construction, will be rated at approximately 200 to 250 tons per day. Mills of this capacity and type are currently worth a minimum of $2,000,000. For Nevada Manhattan to permit and build their own mill including tailings disposal would cost at a minimum of $3,000,000. As the New Concept mill is under construction and the required permits are anticipated to be in place by January 1, 1996, a value of Nevada Manhattan's interest in the mill can be established. A thirty per cent interest has a value of $900,000 but as the mill is not in place, a value of $450,000 is assigned to these mill rights.

        Minable Ore Blocks - As stated in the section on MINERAL RESOURCE, estimated ore blocks total 9,800 ounces of which 7,900 ounces may be recovered. As the recovery of these ounces is predicated on implementation of the proposed business plan, a conservative approach is to place a value of $15 per ounces on this projected production. This total value is therefore $118,500 of which $30,000 can be assigned to Nevada Manhattan.

        Other Mineral Value - The Hughes and Cameron report indicate a resource of 250,000 ounces in the lower levels of the White Caps mine. This was further substantiated by drilling in the 1960's on the 1,200 foot level. At $10 per ounce this has a value of $2,500,000 of which $600,000 can be assigned to Nevada Manhattan.

        The $15 and $10 values are frequently assigned to un-mined reserves and resources. In this case, the $15 value was assigned to the minable ore blocks. However, in the future, Nevada Manhattan may recover much higher value than the value assigned in this valuation.

        Infrastructure - The Manhattan property is approximately 45 miles from Tonapah, Nevada and approximately one mile from Manhattan, Nevada. As Tonapah has facilities for most mine supply requirements and available employees and community infrastructure, the Manhattan property requires minimal local infrastructure in the form of an office and a maintenance shop. Therefore, a value of $100,000 can be placed on infrastructure related to the Manhattan property and approximately $25,000 for Nevada Manhattan's portion.

        Based on the above assets valuation, the total value of Nevada Manhattan's portion of the Manhattan Property is $3,529,000.

RECOMMENDED BUSINESS PLAN

        As described in the section, DEVELOPMENT AND MINING, two alternative plans are considered in this report.

        Plan 1

        Work Item 1.  Extend Decline to White Caps 565' Level
        Work Item 2:  Rehabilitate and mine old workings in Consolidated
                      Manhattan Mine
        Work Item 3:  Drift and Mine new area near WC49
        Work Item 4:  Rehabilitate White Caps Shaft
        Work Item 5:  In White Caps Mine, mine 565' Level, 670' Level,
                      800' Level, 910' Level, 1,120' Level, 1,200' Level
                      and 1,300' Level

        The major advantage to this plan is that access would be improved considerably to the lower levels of the White caps mine, very possibly into high grade ore and also provide access to the high grade ore anticipated as a result of the proposed deep drilling contemplated by the project operator.

        A cash analysis of this plan was prepared and is shown in Appendix B,
Schedule 4A & 4B. The project schedule would involve a period of 24 months and include a capital cost of $1,463,290 and an operating cost of $1,719,699 with production of 7,960 ounces of gold resulting in revenues of $3,088,430. This plan results in a positive cash flow of $92,804. The expenditure of the $1.4 million in capital provides the access required for any deep ore bodies and the gold production offsets a large portion of the capital cost. The cash flow may be improved by encountering lower shaft rehabilitation costs in the White Caps shaft and possibly higher than projected ore grade in the old White Caps workings. Additionally, the possibility exists to increase the total tonnage of ore through the planned sampling program.

        Plan 2

        Work Item 1.  Extend Decline to White Caps 565' Level
        Work Item 2.  Rehabilitate and mine old workings in Consolidated
                      Manhattan Mine
        Work Item 3.  Drift and Mine new area near WC49
        Work Item 4.  In White Caps Mine, mine the 565' Level only
        Work Item 5.  Underground sampling in the 670' through 1,300' Levels

        The major advantage to this plan is the reduced cash cost and the opportunity to sample underground in the White Caps mine without rehabilitating the White Caps shaft. The disadvantages of this plans are that mining access to the lower portions of the White Cap Mine may not be completed and it is still not known whether access can be obtained to each of the levels below the 565' Level. This plan is a compromise plan that can be modified as the project proceeds.

        A cash analysis of this plan was prepared and is shown in Appendix B,
Schedule 5. The project schedule would involve a period of 12 months and include a capital cost of $605,840 and an operating cost of $1,046,063 and production of 4,568 ounces of gold resulting in revenues of $1,772,539. This plan results in a positive cash flow of $425,326. As exploration continues in the lower White Caps mine, additional ventilation will be required and was included as an allowance in the capital cost. The underground sampling may prove successful to the point that the lower levels can be opened. Further study will be required at that point. The major advantages of this plan are less capital is required, access to the lower levels of the White Caps Mine are at least possibly accessed and positive cash flow is generated. Additionally, the possibility exists to increase the total tonnage of ore through the planned sampling program.

        A third plan would be to mine only the Consolidated Manhattan Mine and the WC49 Area. A cursory review of Schedule 5, would indicate that the capital costs of this would be approximately $300,000 producing 2,400 ounces of gold with some cash flow generated. Some additional ore may be located under this plan.

        The fourth plan will be to wait until the on-going drilling is completed and New

Concept Mining, Inc.'s mill is completed. This alternative is the lower risk but provides nothing to the prospects of Nevada Manhattan. No cash flow is possible for Nevada Manhattan.

SUMMARY

        The mining industry and investment community recognizes that in essentially all start up mining operations, negative cash flow can be expected. Recognizing that the two principal plans presented in this report are subject to the preliminary nature of the financial analyses prepared, both plans do provide positive cash flow. The recommended Plan 2 provides the opportunity to access the White Caps mine, explore for additional ore, generate positive cash flow and with less capital than Plan 1.

        The value of Nevada Manhattan's 24.5% interest in the Manhattan property as determined in this report, based on the geology, work to date on the mine, ownership and factors related to future mining and revenue was determined to be $3,529,000. No proven and probable ore reserves were calculated but an estimated ore block related to the business plan presented indicated it may be possible to mine and recover as much as 7,960 ounces of gold should Nevada Manhattan proceed with the first business plan developed in this report. Further, some consideration was given to the resource reported by Hughes and Cameron of a total resource in the White Caps of approximately 250,000 ounces of gold.

        The two principal plans presented, one providing for full production in the Consolidated Manhattan Mine, the Drill Hole WC49 area and all of the lower workings of the White Caps mine and the second being partial mining down to and including the White Caps 565 Level each has advantages and disadvantages.
Plan 1 requires a larger capital cost ($1.46 million capital and a $93,000 cash flow from 7,960 ounces of gold) over 24 months. Plan 2 requires less capital with less gold produced ($606,000 of capital and a cash flow of $425,000 with 4,500 ounces of gold) over 12 months.

        Assuming availability of capital funds, Plan 2 is the recommended plan based on risk. If funding is limited, a modified form of Plan 2 could be adopted by Nevada Manhattan.





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


                                   APPENDIX A

                                      MAPS
                                    (POCKET)

I       CLAIM AND DRILL HOLE LOCATION MAP

II      GEOLOGY MAP - WHITE CAPS MINE

III     UNDERGROUND GEOLOGY AND SAMPLE LOCATION MAP - MANHATTAN CONSOLIDATED
        MINE

IV      DECLINE/WC 49 INTERSECTION MAP - MANHATTAN CONSOLIDATED MINE

V       DECLINE LOCATION MAP

VI      DECLINE LOCATION MAP - CROSS SECTION

VII WHITE CAPS MINE LEVEL MAP - SURFACE, 210' LEVEL, 310' LEVEL, 565' LEVEL, 800' LEVEL, 1,200' LEVEL, 1,300' LEVEL

VIII WHITE CAPS MINE LEVEL MAP - GEOLOGIC FEATURES - SURFACE, 310 LEVEL, 565 LEVEL, 800 LEVEL, 900 LEVEL, 1,100 LEVEL, 1,200 LEVEL, 1,300 LEVEL

IX      MANHATTAN MINE - PROSPECTIVE LEVEL PLAN

                                   APPENDIX B

                             FINANCIAL INFORMATION


SCHEDULE 1

        CUBIC FEET OF ESTIMATED ORE BLOCKS

SCHEDULE 2

        ESTIMATED ORE BLOCKS, TONNAGE AND OUNCES OF GOLD

SCHEDULE 3

        MINING SCHEDULE - SEQUENCE OF ESTIMATED ORE BLOCKS BY MONTH

SCHEDULE 4A

        CASH FLOW ANALYSIS - MINE ALL ESTIMATED ORE BLOCKS - COMPLETE REHAB OF
             WC SHAFT - 1ST 12 MONTHS

SCHEDULE 4B

        CASH FLOW ANALYSIS - MINE ALL ESTIMATED ORE BLOCKS - COMPLETE REHAB OF
             WC SHAFT - 2ND 12 MONTHS

SCHEDULE 5

        CASH FLOW ANALYSIS - MINE ESTIMATED ORE BLOCKS DOWN TO AND INCLUDING
             565 LEVEL

NEVADA MANHATTAN MINING, INC.
PROJECT REVIEW & BUSINESS PLAN
APPENDIX B
SCHEDULE 1 - CUBIC FEET OF ESTIMATED ORE BLOCKS

                          AREA                    BLOCK                                VOLUME    TONS
                                                                                      CUBIC FT.
         MANHATTAN CONSOLIDATED MINE               1

                        SLABBED OUT ADIT/DRIFT          700 FT. X 50 SQ. FT.            35,000    2,835

                                  3 NEW STOPES          3 X 100 FT. X 6 FT. X 10 FT.    18,000    1,458

                                   BLOCK TOTAL                                          53,000    4,293

         WC49 - 300 LEVEL                          2

                                  8 NEW STOPES          8 X 100 FT. X 6 FT. X 10 FT.    48,000    3,888

         WHITE CAPS MINE 565 LEVEL                 3

                         EAST FAULT AREA STOPE          160 FT. X 50 FT. X 10 FT.       80,000    6,480

                                  4 NEW STOPES          3 X 100 FT. X 6 FT. X 10 FT.    18,000    1,458

                                   BLOCK TOTAL                                          98,000    7,938

         WHITE CAPS MINE 670 LEVEL                 4

                         EAST FAULT AREA STOPE          100 FT. X 40 FT. X 10 FT.       40,000    3,240

                                   1 NEW STOPE          100 FT. X 6 FT. X 10 FT.         6,000      486

                                   BLOCK TOTAL                                          46,000    3,726

         WHITE CAPS MINE 800 LEVEL                 5

                                  3 NEW STOPES          3 X 100 FT. X 6 FT. X 10 FT.    18,000    1,458

         WHITE CAPS MINE 910 LEVEL                 6

                         EAST FAULT AREA STOPE          80 FT. X 20 FT. X 10 FT.        16,000    1,296

                                   1 NEW STOPE          100 FT. X 6 FT. X 10 FT.         6,000      486

                                   BLOCK TOTAL                                          22,000    1,782

         WHITE CAPS MINE 1,120 LEVEL               7

                                  4 NEW STOPES          4 X 100 FT. X 6 FT. X 10 FT.    24,000    1,944

         WHITE CAPS MINE 1,200 LEVEL               8

                                  2 NEW STOPES          2 X 100 FT. X 6 FT. X 10 FT.    12,000      972

         WHITE CAPS MINE 1,300 LEVEL               9

                                   1 NEW STOPE          100 FT. X 6 FT. X 10 FT.         6,000      486

                                                                              TOTAL    327,000   26,487

NEVADA MANHATTAN MINING, INC.
PROJECT REVIEW & BUSINESS PLAN
APPENDIX B
SCHEDULE 2 - ESTIMATED ORE BLOCKS, TONNAGE AND OUNCES OF GOLD

                          AREA                  BLOCK     TONS IN PLACE     GRADE    CUTOFF     MINABLE OUNCES
                                                                             %         %        @ 20% DILUTION

         MANHATTAN CONSOLIDATED MINE              1               4,293     0.25      0.10                 859

         WC49 - 300 LEVEL                         2               3,888     0.50      0.10               1,555

         WHITE CAPS MINE 565 LEVEL                3               7,938     0.50      0.10               3,175

         WHITE CAPS MINE 670 LEVEL                4               3,726     0.50      0.10               1,490

         WHITE CAPS MINE 800 LEVEL                5               1,458     0.50      0.10                 583

         WHITE CAPS MINE 910 LEVEL                6               1,782     0.50      0.10                 713

         WHITE CAPS MINE 1,120 LEVEL              7               1,944     0.50      0.10                 778

         WHITE CAPS MINE 1,200 LEVEL              8                 972     0.50      0.10                 389

         WHITE CAPS MINE 1,300 LEVEL (1)          9                 486     0.75      0.10                 292

                                                                 26,487                                  9,833


         (1) GRADE INCREASE TO 0.75 OPT GOLD BASED ON REPORTED ASSAYS ON THIS LEVEL IN EXCESS OF 2 OPT.

NEVADA MANHATTAN MINING, INC.
PROJECT REVIEW & BUSINESS PLAN
APPENDIX B
SCHEDULE 3 - MINING SCHEDULE - SEQUENCE OF ESTIMATED ORE BLOCKS BY MONTH

         MONTH    PRODUCTION     CUMLATIVE PRODUCTION   BLOCK    TONS - START    TONS - END
                  TONS           TONS
             1           800                      800     1             4,293         3,493
             2           800                    1,600     1             3,493         2,693
             3         1,600                    3,200     1             2,693         1,093
             4         1,600                    4,800     1             1,093             0
                                                          2             3,888         3,381
             5         1,600                    6,400     2             3,381         1,781
             6         1,600                    8,000     2             1,781           181
             7         1,600                    9,600     2               181             0
                                                          3             7,938         6,519
             8         1,600                   11,200     3             6,519         4,919
             9         1,600                   12,800     3             4,919         3,319
            10         1,600                   14,400     3             3,319         1,719
            11         1,600                   16,000     3             1,719           119
            12         1,600                   17,600     3               119             0
                                                          4             3,726         2,245
            13         1,600                   19,200     4             2,245           645
            14         1,600                   20,800     4               645             0
                                                          5             1,458           503
            15         1,600                   22,400     5               503             0
                                                          6             1,782           685
            16         1,600                   24,000     6               685             0
                                                          7             1,944         1,029
            17         1,600                   25,600     7             1,029             0
                                                          8               972           401
            18           887                   26,487     8               401             0
                                                          9               486             0

NMMI/D
7/12/95

 NEVADA MANHATTAN MINING, INC.
PROJECT REVIEW & BUSINESS PLAN
APPENDIX B

SCHEDULE 4A - CASH FLOW ANALYSIS - MINE ALL ESTIMATED ORE BLOCKS - COMPLETE REHAB OF WC SHAFT - lST 12 MONTHS
                                                                             $390/oz Gold
                                                  MONTH    1          2          3          4          5          6          7
===================================================================================================================================
CAPITAL COSTS
                                  Mine Contractor
                      Mobilization/Demobilization       $30,000
                      Clean-up, resupport Decline       $16,400
         Slash entrance to Consolidated Manhattan        $2,200
         Drive drift for access to WC49 300 Level        $9,600
                 (10' x 10" drift, 60 LF @!60/ft)
  Drive drift for to White Caps shaft (565 Level)       $22,000    $22,000    $22,000    $22,000
              (10' x 12" Decline, 400 LF @220/ft)
 Clean up/slash corners in Consolidated Manhattan       $20,200
                            Access to 1,300 Level
                      Rehab WC Shaft to 670 Level                                                    $9,000     $9,000     $9,000
           Install headframe & hoist at 565 Level                                                   $25,000    $25,000    $25,000
                      Rehab WC Shaft to 800 Level
                      Rehab WC Shaft to 910 Level
                    Rehab WC Shaft to 1,300 Level
        Contractor supervision, overhead & profit        $5,000     $5,000    $10,000    $10,000    $10,000    $10,000    $10,000
                       Subtotal - Mine Contractor      $105,400    $27,000    $32,000    $32,000    $44,000    $44,000    $44,000
                              Other contract work
          Underground sampling (140 days @$400/d)        $4,000     $4,000     $2,000     $2,000     $2,000     $2,000     $2,000
                   Assays (140 days x 20/d x $15)        $3,000     $3,000     $1,500     $1,500     $1,500     $1,500     $1,500
                         Engineering & Consulting       $15,000
                                  Working Capital       $50,000    $50,000    $50,000
           Contigency @ 10% Excl. Working Capital       $12,740     $3,400     $3,550     $3,550     $4,750     $4,750     $4,750
                                                      -----------------------------------------------------------------------------
                           TOTAL CAPITAL REQUIRED      $190,140    $87,400    $89,050    $39,050    $52,250    $52,250    $52,250
===================================================================================================================================
PRODUCTION
Area/block                                              CM/1       CM/1       CM/1       CM/1       WC49/2     WC49/2     WC49/2
                                                                                         WC49/2                           WC565/3
                           Ore Production-tons/mo           800        800      1,600      1,600      1,600      1,600      1,600
            Diluted Head Grade - Troy Oz/ton (Au)          0.20       0.20       0.20       0.30       0.40       0.40       0.40
                             Ounces of gold mined        160.00     160.00     320.00     480.00     640.00     640.00     640.00
                               Tons of ore milled             0          0          0          0        400        400       1000
   Diluted Head Grade  to Mill - Troy Oz/ton (Au)          0.00       0.00       0.00       0.00       0.20       0.20       0.20
                        Ounces of gold milled (1)          0.00       0.00       0.00       0.00      80.00      80.00     200.00
                                   Recovery (81%)          0.81       0.81       0.81       0.81       0.81       0.81       0.81
                                                      -----------------------------------------------------------------------------
                        Gold Production - Troy Oz             0          0          0          0         65         65        162

               Average Gold Sales Price $/Troy Oz            $0         $0         $0         $0       $390       $390       $390
                           Ref. Chgs $/Troy Oz Au            $2         $2         $2         $2         $2         $2         $2
                                                      -----------------------------------------------------------------------------
                             NET SMELTER RECEIPTS            $0         $0         $0         $0    $25,142    $25,142    $62,856
                               ROYALTY (% of NSR) 0.00%      $0         $0         $0         $0         $0         $0         $0
                                                      -----------------------------------------------------------------------------
                             INCOME AFTER ROYALTY            $0         $0         $0         $0    $25,142    $25,142    $62,856
                                                      =============================================================================
OPERATING COSTS - $/TON
                                           Mining           $43        $43        $43        $43        $43        $43        $43
                   Mine water treatment & pumping            $1         $1         $1         $1         $1         $1         $1
                            Processing & tailings            $0         $0         $0         $0        $20        $20        $15
                                      G & A @ 10%            $4         $4         $4         $4         $6         $6         $6
                                                      -----------------------------------------------------------------------------
                                 Total Cost $/Ton           $48        $48        $48        $48        $70        $70        $65
                                  OPERATING COSTS       $36,960    $36,960    $73,920    $73,920    $84,800    $84,800    $93,070
                                                      =============================================================================
DEDUCTIBLE EXPENSES             Depreciation Base      $211,400   $211,400   $211,400   $211,400   $720,900   $720,900   $720,900
                                    *Depreciation        $7,558     $7,558     $7,558     $7,558     $8,591     $8,591     $8,591
                           Deductible Exploration        $4,900     $4,900     $2,450     $2,450     $2,450     $2,450     $2,450
                   Amort. Non-deduct. Exp. & Dev.        $1,050     $1,050       $525       $525       $525       $525       $525
                                      Local taxes  1%        $0         $0         $0         $0       $251       $251       $629

                                                      -----------------------------------------------------------------------------
             Deductible Expenses Before Depletion       $13,508    $13,508    $10,533    $10,533    $11,817    $11,817    $12,194
                                                      =============================================================================

                  Taxable Income Before Depletion      ($50,468)  ($50,468)  ($84,453)  ($84,453)  ($71,475)  ($71,475)  ($42,408)
             Maximum allowed depletion - 50% rule            $0         $0         $0         $0         $0         $0         $0
                                 Depletion at 15%            $0         $0         $0         $0         $0         $0         $0
                                Depletion allowed            $0         $0         $0         $0         $0         $0         $0
*Includes all startup costs
                                                      =============================================================================
TAXES
                   Taxable Income After Depletion      ($50,468)  ($50,468)  ($84,453)  ($84,453)  ($71,475)  ($71,475)  ($42,408)
                      Loss Carried Forward Credit       $50,468    $50,468    $84,453    $84,453    $71,475    $71,475    $42,408
              Loss Carried Forward Credit Applied            $0         $0         $0         $0         $0         $0         $0
                           Federal Income Tax (2) 0.34       $0         $0         $0         $0         $0         $0         $0
                             State Income Tax (2) 0.05       $0         $0         $0         $0         $0         $0         $0
                                                      -----------------------------------------------------------------------------
                             Net Income After Tax      ($50,468)  ($50,468)  ($84,453)  ($84,453)  ($71,475)  ($71,475)  ($42,408)
                             Loss Carried Forward            $0         $0         $0         $0         $0         $0         $0
                            Dep., Depl., & Amort.        $8,608     $8,608     $8,083     $8,083     $9,116     $9,116     $9,116
                           Deductible Exploration        $4,900     $4,900     $2,450     $2,450     $2,450     $2,450     $2,450
                             Capital expenditures     ($190,140)  ($87,400)  ($89,050)  ($39,050)  ($52,250)  ($52,250)  ($52,250)
                                      Reclamation            $0         $0         $0         $0         $0         $0         $0
                                          Salvage            $0         $0         $0         $0         $0         $0         $0
                                                      -----------------------------------------------------------------------------
                                    NET CASH FLOW     ($227,100) ($124,360) ($162,970) ($112,970) ($112,159) ($112,159)  ($83,093)
                             CUMULATIVE CASH FLOW     ($227,100) ($351,460) ($514,430) ($627,400) ($739,559) ($851,718) ($934,811)
                                                 ==================================================================================

                                                                                                              12-MONTH
                                                  MONTH    8          9          10         11         12       TOTAL
=========================================================================================================================
CAPITAL COSTS
                                  Mine Contractor
                      Mobilization/Demobilization                                                              $30,000
                      Clean-up, resupport Decline                                                              $16,400
         Slash entrance to Consolidated Manhattan                                                               $2,200
         Drive drift for access to WC49 300 Level                                                               $9,600
                 (10' x 10" drift, 60 LF @!60/ft)
  Drive drift for to White Caps shaft (565 Level)                                                              $88,000
              (10' x 12" Decline, 400 LF @220/ft)
 Clean up/slash corners in Consolidated Manhattan                                                              $20,200
                            Access to 1,300 Level
                      Rehab WC Shaft to 670 Level        $9,000     $9,000     $9,000     $9,000    $10,500    $73,500
           Install headframe & hoist at 565 Level       $25,000    $25,000    $25,000    $25,000    $25,000   $200,000
                      Rehab WC Shaft to 800 Level
                      Rehab WC Shaft to 910 Level
                    Rehab WC Shaft to 1,300 Level
        Contractor supervision, overhead & profit       $10,000    $10,000    $10,000    $10,000    $10,000   $110,000
                       Subtotal - Mine Contractor       $44,400    $44,000    $44,000    $44,000    $45,500   $549,900
                              Other contract work
          Underground sampling (140 days @$400/d)        $2,000     $2,000     $2,000     $2,000     $2,000    $28,000
                   Assays (140 days x 20/d x $15)        $1,500     $1,500     $1,500     $1,500     $1,500    $21,000
                         Engineering & Consulting                                                              $15,000
                                  Working Capital                                                             $150,000
           Contigency @ 10% Excl. Working Capital        $4,750     $4,750     $4,750     $4,750     $4,900   $461,390
                                                      -------------------------------------------------------------------
                           TOTAL CAPITAL REQUIRED       $52,250    $52,250    $52,250    $52,250    $53,900   $825,290
=========================================================================================================================
PRODUCTION
Area/block                                              WC565/3    WC565/3    WC565/3    WC565/3    WC565/3
                                                                                                    WC670/4
                           Ore Production-tons/mo         1,600      1,600      1,600      1,600      1,600     17,600
            Diluted Head Grade - Troy Oz/ton (Au)          0.40       0.40       0.40       0.40       0.40
                             Ounces of gold mined        640.00     640.00     640.00     640.00     640.00      6,240
                               Tons of ore milled          1600       1600       1600       1600       1600      9,800
   Diluted Head Grade  to Mill - Troy Oz/ton (Au)          0.30       0.30       0.40       0.40       0.40
                        Ounces of gold milled (1)        480.00     480.00     640.00     640.00     640.00      3,240
                                   Recovery (81%)          0.81       0.81       0.81       0.81       0.81
                                                      -------------------------------------------------------------------
                        Gold Production - Troy Oz           389        389        518        518        518      2,624

               Average Gold Sales Price $/Troy Oz          $390       $390       $390       $390       $390       $390
                           Ref. Chgs $/Troy Oz Au            $2         $2         $2         $2         $2         $2
                                                      -------------------------------------------------------------------
                             NET SMELTER RECEIPTS      $150,854   $150,854   $201,139   $201,139   $201,139 $1,018,267
                               ROYALTY (% of NSR) 0.00%      $0         $0         $0         $0         $0
                                                      -------------------------------------------------------------------
                             INCOME AFTER ROYALTY      $150,854   $150,854   $201,139   $201,139   $201,139 $1,018,267
                                                      ===================================================================
OPERATING COSTS - $/TON
                                           Mining           $43        $43        $43        $43        $43
                   Mine water treatment & pumping            $1         $1         $1         $1         $1
                            Processing & tailings           $15        $15        $15        $15        $15
                                      G & A @ 10%            $6         $6         $6         $6         $6
                                                      -------------------------------------------------------------------
                                 Total Cost $/Ton           $65        $65        $65        $65        $65
                                  OPERATING COSTS      $103,840   $103,840   $104,000   $104,000   $104,000 $1,004,110
                                                      ===================================================================
DEDUCTIBLE EXPENSES             Depreciation Base      $720,900   $720,900   $720,900   $720,900   $720,900
                                    *Depreciation        $8,591     $8,591     $8,591     $8,591     $8,591    $98,956
                           Deductible Exploration        $2,450     $2,450     $2,450     $2,450     $2,450    $34,300
                   Amort. Non-deduct. Exp. & Dev.          $525       $525       $525       $525       $525     $7,350
                                      Local taxes  1%    $1,509     $1,509     $2,011     $2,011     $2,011    $10,183

                                                      -------------------------------------------------------------------
             Deductible Expenses Before Depletion       $13,074    $13,074    $13,577    $13,577    $13,577   $150,789
                                                      ===================================================================

                  Taxable Income Before Depletion       $33,940    $33,940    $83,562    $83,562    $83,562  ($136,631)
             Maximum allowed depletion - 50% rule       $15,970    $16,970    $41,781    $41,781    $41,781   $159,283
                                 Depletion at 15%       $22,628    $22,628    $30,171    $30,171    $30,171   $135,769
                                Depletion allowed       $15,970    $16,970    $30,171    $30,171    $30,171   $124,453
*Includes all startup costs
                                                      ===================================================================
TAXES
                   Taxable Income After Depletion       $16,970    $16,970    $53,391    $53,391    $53,391  ($261,084)
                      Loss Carried Forward Credit            $0         $0         $0         $0         $0   $455,198
              Loss Carried Forward Credit Applied      ($16,970)  ($16,970)  ($53,391)  ($53,391)  ($53,391) ($194,114)
                           Federal Income Tax (2) 0.34       $0         $0         $0         $0         $0         $0
                             State Income Tax (2) 0.05     $849       $849     $2,670     $2,670     $2,670     $9,706
                                                      -------------------------------------------------------------------
                             Net Income After Tax       $16,122    $16,122    $50,722    $50,722    $50,722  ($270,790)
                             Loss Carried Forward       $16,970    $16,970    $53,391    $53,391    $53,391   $194,114
                            Dep., Depl., & Amort.       $26,086    $26,086    $39,287    $39,287    $39,287   $230,759
                           Deductible Exploration        $2,450     $2,450     $2,450     $2,450     $2,450    $34,300
                             Capital expenditures      ($52,250)  ($52,250)  ($52,250)  ($52,250)  ($53,900) ($825,290)
                                      Reclamation            $0         $0         $0         $0         $0         $0
                                          Salvage            $0         $0         $0         $0         $0         $0
                                                      -------------------------------------------------------------------
                                    NET CASH FLOW        $9,377     $9,377    $93,599    $93,599    $91,949  ($636,907)
                             CUMULATIVE CASH FLOW     ($925,433) ($916,056) ($822,456) ($728,857) ($636,907)
                                                 ========================================================================
Total Net Cash Flow of The Project (24 mo.)       $92,804
Net Present Value of The Project @ 15% (24 mo.) ($145,359)
Net Present Value of The Project @ 10% (24 mo.)  ($78,637)

(1) Milled ounces vary slightly from Schedule 2 due to rounding.
(2) Taxes are calculated using existing federal tax credits. Tax credit base is 7% of $9.0 million or $630,000.

NEVADA MANHATTAN MINING, INC.
PROJECT REVIEW & BUSINESS PLAN
APPENDIX B
SCHEDULE 4B - CASH FLOW ANALYSIS - MINE ALL ESTIMATED ORE BLOCKS - COMPLETE REHAB OF WC SHAFT 2ND 12 MONTHS

                                                     MONTH            13           14           15           !6
--------------------------------------------------------------------------------------------------------------------
CAPITAL COSTS
                                     MINE CONTRACTOR
                         Mobilization/Demobilization
                         Clean-up, resupport Decline
            Slash entrance to Consolidated Manhattan
           Drive drift for access to WC49 300 Level
                    (10' x 10" drift, 60 LF @!60/ft)
     Drive drift for to White Caps shaft (565 Level)
                 (10' x 12" Decline, 400 LF @220/ft)
   Clean up/ slash corners in Consolidated Manhattan
                               Access to 1,300 Level
                        Rehab WC Shaft to 670 Level
              Install headframe & hoist at 565 Level
                        Rehab WC Shaft to 800 Level                   $29,000      $31,000      $31,000
                        Rehab WC Shaft to 910 Level                                                          $25,000
                      Rehab WC Shaft to 1,300 Level
           Contractor supervision, overhead & profit                  $10,000      $10,000      $10,000      $10,000
                          Subtotal - Mine Contractor                  $39,000      $41,000      $41,000      $35,000
                                 Other contract work
             Underground sampling (140 days @$400/d)                   $4,000       $2,000       $2,000       $4,000
                      Assays (140 days x 20/d x $15)                   $3,000       $1,500       $1,500       $3,000
                            ENGINEERING & CONSULTING
                                     WORKING CAPITAL
              CONTIGENCY @ 10% EXCL. WORKING CAPITAL                   $4,600       $4,450       $4,450       $4,200
                                                                 ---------------------------------------------------
                              TOTAL CAPITAL REQUIRED                  $50,600      $48,950      $48,950      $46,200
====================================================================================================================
PRODUCTION
Area/block                                                            WC670/4      WC670/4      WC800/5      WC910/6
                                                                                   WC800/5      WC910/6    WC1,120/7
                              Ore Production-tons/mo                    1,600        1,600        1,600        1,600
               Diluted Head Grade - Troy Oz/ton (Au)                     0.40         0.40         0.40         0.40
                                Ounces of gold mined                   640.00       640.00       640.00       640.00
                                  Tons of ore milled                     1600         1600         1600         1600
      Diluted Head Grade  to Mill - Troy Oz/ton (Au)                     0.40         0.40         0.40         0.40
                           Ounces of gold milled (1)                   640.00       640.00       640.00       640.00
                                     Recovery (81%)                      0.81         0.81         0.81         0.81
                                                                 ---------------------------------------------------
                          Gold Production - Troy Oz.                      518          518          518          518

                  Average Gold Sales Price $/Troy Oz                     $390         $390         $390         $390
                             Ref. Chgs $/Troy Oz Au                        $2           $2           $2           $2
                                                                 ---------------------------------------------------
                               NET SMELTER RECEIPTS                  $201,139     $201,139     $201,139     $201,139
                                ROYALTY  ( % of NSR)        0.00%          $0           $0           $0           $0
                                                                 ---------------------------------------------------
                                INCOME AFTER ROYALTY                 $201,139     $201,139     $201,139     $201,139
                                                                 ===================================================
OPERATING COSTS - $/TON
                                              Mining                      $43          $43          $43          $43
                     Mine water treatment & pumping                        $1           $1           $1           $1
                               Processing & tailings                      $15          $15          $15          $15
                                        G & A @ 10%                        $6           $6           $6           $6
                                                                 ---------------------------------------------------
                                    Total Cost $/Ton                      $65          $65          $65          $65
                                     OPERATING COSTS                 $104,000     $104,000     $104,000     $104,000
                                                                 ===================================================
DEDUCTIBLE EXPENSES          Depreciation Base                       $720,900     $720,900     $720,900     $720,900
                                       *Depreciation                   $8,591       $8,591       $8,591       $8,591
                              Deductible Exploration                   $4,900       $2,450       $2,450       $4,900
                      Amort. Non-deduct. Exp. & Dev.                   $1,050         $525         $525       $1,050
                                        Local taxes       1%           $2,011       $2,011       $2,011       $2,011

                                                                 ---------------------------------------------------
                Deductible Expenses Before Depletion                  $16,552      $13,577      $13,577      $16,552
                                                                 ===================================================

                     Taxable Income Before Depletion                  $80,587      $83,562      $83,562      $80,587
                Maximum allowed depletion - 50% rule                  $40,294      $41,781      $41,781      $40,294
                                    Depletion at 15%                  $30,171      $30,171      $30,171      $30,171

                                   Depletion allowed                  $30,171      $30,171      $30,171      $30,171
*Includes all mine development costs
                                                                 ===================================================
TAXES
                      Taxable Income After Depletion                  $50,416      $53,391      $53,391      $50,416
                         Loss Carried Forward Credit                       $0           $0           $0           $0
                 Loss Carried Forward Credit Applied                 ($50,416)    ($53,391)    ($53,391)    ($50,416)
                              Federal Income Tax (2)        0.34           $0           $0           $0           $0
                                State Income Tax (2)        0.05       $2,521       $2,670       $2,670       $2,521
                                                                 ---------------------------------------------------
                                Net Income After Tax                  $47,895      $50,722      $50,722      $47,895
                               Loss Carried Foreward                  $50,416      $53,391      $53,391      $50,416
                                 Dep.,Depl.,& Amort.                  $39,812      $39,287      $39,287      $39,812
                              Deductible Exploration                   $4,900       $2,450       $2,450       $4,900
                                Capital expenditures                 ($50,600)    ($48,950)    ($48,950)    ($46,200)
                                         Reclamation                       $0           $0           $0           $0
                                             Salvage                       $0           $0           $0           $0
                                                                 ---------------------------------------------------
                                       NET CASH FLOW                  $92,423      $96,899      $96,899      $96,823
                                CUMULATIVE CASH FLOW                ($544,484)   ($447,585)   ($350,685)   ($253,862)
                                                     ===============================================================


                                                          17          18           19           20           21
--------------------------------------------------------------------------------------------------------------------
CAPITAL COSTS
                                     MINE CONTRACTOR
                         Mobilization/Demobilization
                         Clean-up, resupport Decline
            Slash entrance to Consolidated Manhattan
           Drive drift for access to WC49 300 Level
                    (10' x 10" drift, 60 LF @!60/ft)
     Drive drift for to White Caps shaft (565 Level)
                 (10' x 12" Decline, 400 LF @220/ft)
   Clean up/ slash corners in Consolidated Manhattan
                               Access to 1,300 Level
                        Rehab WC Shaft to 670 Level
              Install headframe & hoist at 565 Level
                        Rehab WC Shaft to 800 Level
                        Rehab WC Shaft to 910 Level      $25,000      $27,000
                      Rehab WC Shaft to 1,300 Level                                $53,000      $55,000      $55,000
           Contractor supervision, overhead & profit     $10,000      $10,000       $5,000       $5,000       $5,000
                          Subtotal - Mine Contractor     $35,000      $37,000      $58,000      $60,000      $60,000
                                 Other contract work
             Underground sampling (140 days @$400/d)      $2,000       $2,000       $2,000       $2,000       $2,000
                      Assays (140 days x 20/d x $15)      $1,500       $1,500       $1,500       $1,500       $1,500
                            ENGINEERING & CONSULTING
                                     WORKING CAPITAL
              CONTIGENCY @ 10% EXCL. WORKING CAPITAL      $3,850       $4,050       $6,150       $6,350       $6,350
                                                     ---------------------------------------------------------------
                              TOTAL CAPITAL REQUIRED     $42,350      $44,550      $67,650      $69,850      $69,850
====================================================================================================================
PRODUCTION
Area/block                                            WC1,120/7    WC1,200/8
                                                      WC1,200/8    WC1,300/9
                              Ore Production-tons/mo       1,600          887
               Diluted Head Grade - Troy Oz/ton (Au)        0.40         0.44         0.40         0.40         0.40
                                Ounces of gold mined      640.00       390.28         0.00         0.00         0.00
                                  Tons of ore milled        1600         1600         1600         1600         1600
      Diluted Head Grade  to Mill - Troy Oz/ton (Au)        0.40         0.40         0.40         0.40         0.40
                           Ounces of gold milled (1)      640.00       640.00       640.00       640.00       640.00
                                     Recovery (81%)         0.81         0.81         0.81         0.81         0.81
                                                     ---------------------------------------------------------------
                          Gold Production - Troy Oz.         518          518          518          518          518

                  Average Gold Sales Price $/Troy Oz        $390         $390         $390         $390         $390
                             Ref. Chgs $/Troy Oz Au           $2           $2           $2           $2           $2
                                                     ---------------------------------------------------------------
                               NET SMELTER RECEIPTS     $201,139     $201,139     $201,139     $201,139     $201,139
                                ROYALTY  ( % of NSR)          $0           $0           $0           $0           $0
                                                     ---------------------------------------------------------------
                                INCOME AFTER ROYALTY    $201,139     $201,139     $201,139     $201,139     $201,139
                                                     ===============================================================
OPERATING COSTS - $/TON
                                              Mining         $43          $43          $43          $43          $43
                     Mine water treatment & pumping           $1           $1           $1           $1           $1
                               Processing & tailings         $15          $15          $15          $15          $15
                                        G & A @ 10%           $6           $6           $6           $6           $6
                                                     ---------------------------------------------------------------
                                    Total Cost $/Ton         $65          $65          $65          $65          $65
                                     OPERATING COSTS    $104,000      $70,489      $28,800      $28,800      $28,800
                                                     ===============================================================
DEDUCTIBLE EXPENSES          Depreciation Base        $1,095,900   $1,095,900   $1,095,900   $1,095,900   $1,095,900
                                       *Depreciation     $19,589      $19,589      $19,589      $19,589      $19,589
                              Deductible Exploration      $2,450       $2,450       $2,450       $2,450       $2,450
                      Amort. Non-deduct. Exp. & Dev.        $525         $525         $525         $525         $525
                                        Local taxes       $2,011       $2,011       $2,011       $2,011       $2,011

                                                     ---------------------------------------------------------------
                Deductible Expenses Before Depletion     $24,576      $24,576      $24,576      $24,576      $24,576
                                                     ===============================================================

                     Taxable Income Before Depletion     $72,564     $106,075     $147,764     $147,764     $147,764
                Maximum allowed depletion - 50% rule     $36,282      $53,037      $73,882      $73,882      $73,882
                                    Depletion at 15%     $30,171      $30,171      $30,171      $30,171      $30,171

                                   Depletion allowed     $30,171      $30,171      $30,171      $30,171      $30,171
*Includes all mine development costs
                                                     ===============================================================
TAXES
                      Taxable Income After Depletion     $42,393      $75,904     $117,593     $117,593     $117,593
                         Loss Carried Forward Credit          $0           $0           $0           $0           $0
                 Loss Carried Forward Credit Applied    ($42,393)    ($11,077)          $0           $0           $0
                              Federal Income Tax (2)          $0      $22,041      $39,982      $39,982      $39,982
                                State Income Tax (2)      $2,120       $3,795       $5,880       $5,880       $5,880
                                                     ---------------------------------------------------------------
                                Net Income After Tax     $40,273      $50,067      $71,732      $71,732      $71,732
                               Loss Carried Foreward     $42,393      $11,077           $0           $0           $0
                                 Dep.,Depl.,& Amort.     $50,285      $50,285      $50,285      $50,285      $50,285
                              Deductible Exploration      $2,450       $2,450       $2,450       $2,450       $2,450
                                Capital expenditures    ($42,350)    ($44,550)    ($67,650)    ($69,850)    ($69,850)
                                         Reclamation          $0           $0           $0           $0           $0
                                             Salvage          $0           $0           $0           $0           $0
                                                     ---------------------------------------------------------------
                                       NET CASH FLOW     $93,051      $69,330      $56,817      $54,617      $54,617
                                CUMULATIVE CASH FLOW   ($160,811)    ($91,482)    ($34,665)     $19,952      $74,568
                                                     ===============================================================



                                                                                             12 MONTH       GRAND
                                                          22          23           24          TOTAL        TOTAL
--------------------------------------------------------------------------------------------------------------------
CAPITAL COSTS
                                     MINE CONTRACTOR
                         Mobilization/Demobilization                                                         $30,000
                         Clean-up, resupport Decline                                                         $16,400
            Slash entrance to Consolidated Manhattan                                                          $2,200
           Drive drift for access to WC49 300 Level                                                           $9,600
                    (10' x 10" drift, 60 LF @!60/ft)
     Drive drift for to White Caps shaft (565 Level)                                                         $88,000
                 (10' x 12" Decline, 400 LF @220/ft)
   Clean up/ slash corners in Consolidated Manhattan                                                         $20,200
                               Access to 1,300 Level
                        Rehab WC Shaft to 670 Level                                                          $73,500
              Install headframe & hoist at 565 Level                                                        $200,000
                        Rehab WC Shaft to 800 Level                                             $91,000      $91,000
                        Rehab WC Shaft to 910 Level                                             $77,000      $77,000
                      Rehab WC Shaft to 1,300 Level      $55,000      $55,000                  $273,000     $273,000
           Contractor supervision, overhead & profit      $5,000       $5,000       $5,000      $90,000     $200,000
                          Subtotal - Mine Contractor     $60,000      $60,000       $5,000     $531,000   $1,080,900
                                 Other contract work
             Underground sampling (140 days @$400/d)      $2,000       $2,000       $2,000      $28,000      $56,000
                      Assays (140 days x 20/d x $15)      $1,500       $1,500       $1,500      $21,000      $42,000
                            ENGINEERING & CONSULTING                                                         $15,000
                                     WORKING CAPITAL                                                        $150,000
              CONTIGENCY @ 10% EXCL. WORKING CAPITAL      $6,350       $6,350         $850      $58,000     $119,390
                                                     ---------------------------------------------------------------
                              TOTAL CAPITAL REQUIRED     $69,850      $69,850       $9,350     $638,000   $1,463,290
====================================================================================================================
PRODUCTION
Area/block

                              Ore Production-tons/mo                                              8,887       26,487
               Diluted Head Grade - Troy Oz/ton (Au)        0.40         0.40         0.00         0.00
                                Ounces of gold mined        0.00         0.00         0.00        3,590        9,830
                                  Tons of ore milled        1600          550            0       16,550       26,350
      Diluted Head Grade  to Mill - Troy Oz/ton (Au)        0.40         0.34         0.00
                           Ounces of gold milled (1)      640.00       187.00         0.00        6,587        9,827
                                     Recovery (81%)         0.81         0.81         0.81
                                                     ---------------------------------------------------------------
                          Gold Production - Troy Oz.         518          151            0        5,335        7,960

                  Average Gold Sales Price $/Troy Oz        $390         $390         $390
                             Ref. Chgs $/Troy Oz Au           $2           $2           $2
                                                     ---------------------------------------------------------------
                               NET SMELTER RECEIPTS     $201,139      $58,770           $0   $2,070,162   $3,088,430
                                ROYALTY  ( % of NSR)          $0           $0           $0           $0           $0
                                                     ---------------------------------------------------------------
                                INCOME AFTER ROYALTY    $201,139      $58,770           $0   $2,070,162   $3,088,430
                                                     ===============================================================
OPERATING COSTS - $/TON
                                              Mining         $43          $43          $43
                     Mine water treatment & pumping           $1           $1           $1
                               Processing & tailings         $15          $15          $15
                                        G & A @ 10%           $6           $6           $6
                                                     ---------------------------------------------------------------
                                    Total Cost $/Ton         $65          $65          $65
                                     OPERATING COSTS     $28,800       $9,900           $0     $715,589   $1,719,699
                                                     ===============================================================
DEDUCTIBLE EXPENSES          Depreciation Base        $1,095,900   $1,095,900   $1,095,900
                                       *Depreciation     $19,589      $19,589      $19,589     $191,077     $290,033
                              Deductible Exploration      $2,450       $2,450       $2,450      $34,300      $68,600
                      Amort. Non-deduct. Exp. & Dev.        $525         $525         $525       $7,350      $14,700
                                        Local taxes       $2,011         $588           $0      $20,702      $30,884

                                                     ---------------------------------------------------------------
                Deductible Expenses Before Depletion     $24,576      $23,152      $22,564     $253,428     $404,217
                                                     ===============================================================

                     Taxable Income Before Depletion    $147,764      $25,718     ($22,564)  $1,101,145     $964,514
                Maximum allowed depletion = 50% rule     $73,882      $12,859           $0     $561,855     $721,138
                                    Depletion at 15%     $30,171       $8,816           $0     $310,524     $446,293
                                                                                                     $0           $0
                                   Depletion allowed     $30,171       $8,816           $0     $310,524     $434,977
*Includes all mine development costs
                                                     ===============================================================
TAXES
                      Taxable Income After Depletion    $117,593      $16,903     ($22,564)    $790,621     $529,537
                         Loss Carried Forward Credit          $0           $0           $0           $0     $455,198
                 Loss Carried Forward Credit Applied          $0           $0           $0    ($261,085)    $455,198
                              Federal Income Tax (2)     $39,982       $5,747           $0     $187,714     $187,714
                                State Income Tax (2)      $5,880         $845      ($1,128)     $39,531      $49,237
                                                     ---------------------------------------------------------------
                                Net Income After Tax     $71,732      $10,311     ($21,436)    $563,376     $292,586
                               Loss Carried Foreward          $0           $0           $0     $261,085     $455,198
                                 Dep.,Depl.,& Amort.     $50,285      $28,930      $20,114     $508,951     $739,710
                              Deductible Exploration      $2,450       $2,450       $2,450      $34,300      $68,600
                                Capital expenditures    ($69,850)    ($69,850)     ($9,350)   ($638,000) ($1,463,290)
                                         Reclamation          $0           $0           $0           $0           $0
                                             Salvage          $0           $0           $0           $0           $0
                                                     ---------------------------------------------------------------
                                       NET CASH FLOW     $54,617     ($28,159)     ($8,222)    $729,711      $92,804
                                CUMULATIVE CASH FLOW    $129,185     $101,025      $92,804
                                                     ===============================================================


(1) Milled ounces vary slighty from Schedule 2 due to rounding.
(2) Taxes are calculated using existing federal tax credits. Tax credit base is 7% of $9.0 mllion or $630,000.

NEVADA MANHATTAN MINING COMPANY,INC.
PROJECT REVIEW & BUSINESS PLAN
APPENDIX B
SCHEDULE 4D - CASH FLOW ANALYSIS - MINE ALL ESTIMATED ORE BLOCKS - COMPLETE REHAB OF WC SHAFT

                                                                              $390/oz Gold
                                                  MONTH              1            2            3            4
===================================================================================================================
CAPITAL COSTS
                                  MINE CONTRACTOR
                      Mobilization/Demobilization                   $30,000
                      Clean-up, resupport Decline                   $16,400
         Slash entrance to Consolidated Manhattan                    $2,200
        Drive drift for access to WC49 300 Level                     $9,600
                 (10' x 10" drift, 60 LF @!60/ft)
  Drive drift for to White Caps shaft (565 Level)                   $22,000      $22,000      $22,000      $22,000
              (10' x 12" Decline, 400 LF @220/ft)
Clean up/ slash corners in Consolidated Manhattan                   $20,200
                            Access to 1,300 Level
                     Rehab WC Shaft to 670 Level
           Install headframe & hoist at 565 Level
                     Rehab WC Shaft to 800 Level
                     Rehab WC Shaft to 910 Level
                   Rehab WC Shaft to 1,300 Level
        Contractor supervision, overhead & profit                    $5,000       $5,000      $10,000      $10,000
                       Subtotal - Mine Contractor                  $105,400      $27,000      $32,000      $32,000
                              OTHER CONTRACT WORK
          Underground sampling (140 days @$400/d)                    $4,000       $4,000       $2,000       $2,000
                   Assays (140 days x 20/d x $15)                    $3,000       $3,000       $1,500       $1,500
                         ENGINEERING & CONSULTING                   $15,000
                                  WORKING CAPITAL                   $50,000      $50,000      $50,000
           CONTIGENCY @ 10% EXCL. WORKING CAPITAL                   $12,740       $3,400       $3,550       $3,550
                                                               ----------------------------------------------------
                           TOTAL CAPITAL REQUIRED                  $190,140      $87,400      $89,050      $39,050
===================================================================================================================
PRODUCTION
Area/block                                                         CM/1         CM/1         CM/1         CM/1
                                                                                                         WC49/2
                           Ore Production-tons/mo                       800          800        1,600        1,600
            Diluted Head Grade - Troy Oz/ton (Au)                      0.20         0.20         0.20         0.30
                             Ounces of gold mined                    160.00       160.00       320.00       480.00
                               Tons of ore milled                         0            0            0            0
   Diluted Head Grade  to Mill - Troy Oz/ton (Au)                      0.00         0.00         0.00         0.00
                        Ounces of gold milled (1)                      0.00         0.00         0.00         0.00
                                  Recovery (81%)                       0.81         0.81         0.81         0.81
                                                               ----------------------------------------------------
                       Gold Production - Troy Oz.                         0            0            0            0

               Average Gold Sales Price $/Troy Oz                        $0           $0           $0           $0
                          Ref. Chgs $/Troy Oz Au                         $2           $2           $2           $2
                                                               ----------------------------------------------------
                            NET SMELTER RECEIPTS                         $0           $0           $0           $0
                             ROYALTY  ( % of NSR)         0.00%          $0           $0           $0           $0
                                                               ----------------------------------------------------
                             INCOME AFTER ROYALTY                        $0           $0           $0           $0
                                                               ====================================================
OPERATING COSTS - $/TON
                                           Mining                       $43          $43          $43          $43
                  Mine water treatment & pumping                         $1           $1           $1           $1
                            Processing & tailings                        $0           $0           $0           $0
                                     G & A @ 10%                         $4           $4           $4           $4
                                                               ----------------------------------------------------
                                 Total Cost $/Ton                       $48          $48          $48          $48
                                  OPERATING COSTS                   $36,960      $36,960      $73,920      $73,920
                                                               ====================================================
DEDUCTIBLE EXPENSES          Depreciation base                     $211,400     $211,400     $211,400     $211,400
                                    *Depreciation                    $7,558       $7,558       $7,558       $7,558
                           Deductible Exploration                    $4,900       $4,900       $2,450       $2,450
                   Amort. Non-deduct. Exp. & Dev.                    $1,050       $1,050         $525         $525
                                     Local taxes       1%                $0           $0           $0           $0

                                                               ----------------------------------------------------
             Deductible Expenses Before Depletion                   $13,508      $13,508      $10,533      $10,533
                                                               ====================================================

                  Taxable Income Before Depletion                  ($50,468)    ($50,468)    ($84,453)    ($84,453)
             Maximum allowed depletion - 50% rule                        $0           $0           $0           $0
                                 Depletion at 15%                        $0           $0           $0           $0

                                Depletion allowed                        $0           $0           $0           $0
*Includes all mine development costs
                                                               ====================================================
TAXES
                   Taxable Income After Depletion                  ($50,468)    ($50,468)    ($84,453)    ($84,453)
                      Loss Carried Forward Credit                   $50,468      $50,468      $84,453      $84,453
              Loss Carried Forward Credit Applied                        $0           $0           $0           $0
                           Federal Income Tax (2)         0.34           $0           $0           $0           $0
                             State Income Tax (2)         0.05           $0           $0           $0           $0
                                                               ----------------------------------------------------
                             Net Income After Tax                  ($50,468)    ($50,468)    ($84,453)    ($84,453)
                            Loss Carried Foreward                        $0           $0           $0           $0
                              Dep.,Depl.,& Amort.                    $8,608       $8,608       $8,083       $8,083
                           Deductible Exploration                    $4,900       $4,900       $2,450       $2,450
                             Capital expenditures                 ($190,140)    ($87,400)    ($89,050)    ($39,050)
                                      Reclamation                        $0           $0           $0           $0
                                          Salvage                        $0           $0           $0           $0
                                                               ----------------------------------------------------
                                    NET CASH FLOW                 ($227,100)   ($124,360)   ($162,970)   ($112,970)
                             CUMULATIVE CASH FLOW                 ($227,100)   ($351,460)   ($514,430)   ($627,400)
                                                  =================================================================
  Total Net Cash Flow of The Project                   $92,804
  Net Present Value of the Project @ 15%             ($145,359)
  Net Present Value of the Project @ 10%              ($78,637)


                                                        5            6            7            8            9
===================================================================================================================
CAPITAL COSTS
                                  MINE CONTRACTOR
                      Mobilization/Demobilization
                      Clean-up, resupport Decline
         Slash entrance to Consolidated Manhattan
        Drive drift for access to WC49 300 Level
                 (10' x 10" drift, 60 LF @!60/ft)
  Drive drift for to White Caps shaft (565 Level)
              (10' x 12" Decline, 400 LF @220/ft)
Clean up/ slash corners in Consolidated Manhattan
                            Access to 1,300 Level
                     Rehab WC Shaft to 670 Level        $9,000       $9,000       $9,000       $9,000       $9,000
           Install headframe & hoist at 565 Level      $25,000      $25,000      $25,000      $25,000      $25,000
                     Rehab WC Shaft to 800 Level
                     Rehab WC Shaft to 910 Level
                   Rehab WC Shaft to 1,300 Level
        Contractor supervision, overhead & profit      $10,000      $10,000      $10,000      $10,000      $10,000
                       Subtotal - Mine Contractor      $44,000      $44,000      $44,000      $44,000      $44,000
                              OTHER CONTRACT WORK
          Underground sampling (140 days @$400/d)       $2,000       $2,000       $2,000       $2,000       $2,000
                   Assays (140 days x 20/d x $15)       $1,500       $1,500       $1,500       $1,500       $1,500
                         ENGINEERING & CONSULTING
                                  WORKING CAPITAL
           CONTIGENCY @ 10% EXCL. WORKING CAPITAL       $4,750       $4,750       $4,750       $4,750       $4,750
                                                  -----------------------------------------------------------------
                           TOTAL CAPITAL REQUIRED      $52,250      $52,250      $52,250      $52,250      $52,250
===================================================================================================================
PRODUCTION
Area/block                                           WC49/2       WC49/2       WC49/2       WC565/3      WC565/3
                                                                               WC565/3
                           Ore Production-tons/mo        1,600        1,600        1,600        1,600        1,600
            Diluted Head Grade - Troy Oz/ton (Au)         0.40         0.40         0.40         0.40         0.40
                             Ounces of gold mined       640.00       640.00       640.00       640.00       640.00
                               Tons of ore milled          400          400         1000         1600         1600
   Diluted Head Grade  to Mill - Troy Oz/ton (Au)         0.20         0.20         0.20         0.30         0.30
                        Ounces of gold milled (1)        80.00        80.00       200.00       480.00       480.00
                                  Recovery (81%)          0.81         0.81         0.81         0.81         0.81
                                                  -----------------------------------------------------------------
                       Gold Production - Troy Oz.           65           65          162          389          389

               Average Gold Sales Price $/Troy Oz         $390         $390         $390         $390         $390
                          Ref. Chgs $/Troy Oz Au            $2           $2           $2           $2           $2
                                                  -----------------------------------------------------------------
                            NET SMELTER RECEIPTS       $25,142      $25,142      $62,856     $150,854     $150,854
                             ROYALTY  ( % of NSR)           $0           $0           $0           $0           $0
                                                  -----------------------------------------------------------------
                             INCOME AFTER ROYALTY      $25,142      $25,142      $62,856     $150,854     $150,854
                                                  =================================================================
OPERATING COSTS - $/TON
                                           Mining          $43          $43          $43          $43          $43
                  Mine water treatment & pumping            $1           $1           $1           $1           $1
                            Processing & tailings          $20          $20          $15          $15          $15
                                     G & A @ 10%            $6           $6           $6           $6           $6
                                                  -----------------------------------------------------------------
                                 Total Cost $/Ton          $70          $70          $65          $65          $65
                                  OPERATING COSTS      $84,800      $84,800      $93,070     $103,840     $103,840
                                                  =================================================================
DEDUCTIBLE EXPENSES          Depreciation base        $720,900     $720,900     $720,900     $720,900     $720,900
                                    *Depreciation       $8,591       $8,591       $8,591       $8,591       $8,591
                           Deductible Exploration       $2,450       $2,450       $2,450       $2,450       $2,450
                   Amort. Non-deduct. Exp. & Dev.         $525         $525         $525         $525         $525
                                     Local taxes          $251         $251         $629       $1,509       $1,509

                                                  -----------------------------------------------------------------
             Deductible Expenses Before Depletion      $11,817      $11,817      $12,194      $13,074      $13,074
                                                  =================================================================

                  Taxable Income Before Depletion     ($71,475)    ($71,475)    ($42,408)     $33,940      $33,940
             Maximum allowed depletion - 50% rule           $0           $0           $0      $16,970      $16,970
                                 Depletion at 15%           $0           $0           $0      $22,628      $22,628

                                Depletion allowed           $0           $0           $0      $16,970      $16,970
*Includes all mine development costs
                                                  =================================================================
TAXES
                   Taxable Income After Depletion     ($71,475)    ($71,475)    ($42,408)     $16,970      $16,970
                      Loss Carried Forward Credit      $71,475      $71,475      $42,408           $0           $0
              Loss Carried Forward Credit Applied           $0           $0           $0     ($16,970)    ($16,970)
                           Federal Income Tax (2)           $0           $0           $0           $0           $0
                             State Income Tax (2)           $0           $0           $0         $849         $849
                                                  -----------------------------------------------------------------
                             Net Income After Tax     ($71,475)    ($71,475)    ($42,408)     $16,122      $16,122
                            Loss Carried Foreward           $0           $0           $0      $16,970      $16,970
                              Dep.,Depl.,& Amort.       $9,116       $9,116       $9,116      $26,086      $26,086
                           Deductible Exploration       $2,450       $2,450       $2,450       $2,450       $2,450
                             Capital expenditures     ($52,250)    ($52,250)    ($52,250)    ($52,250)    ($52,250)
                                      Reclamation           $0           $0           $0           $0           $0
                                          Salvage           $0           $0           $0           $0           $0
                                                  -----------------------------------------------------------------
                                    NET CASH FLOW    ($112,159)   ($112,159)    ($83,093)      $9,377       $9,377
                             CUMULATIVE CASH FLOW    ($739,559)   ($851,718)   ($934,811)   ($925,433)   ($916,056)
                                                  =================================================================

                                                       10           11           12           13           14
===================================================================================================================
CAPITAL COSTS
                                  MINE CONTRACTOR
                      Mobilization/Demobilization
                      Clean-up, resupport Decline
         Slash entrance to Consolidated Manhattan
        Drive drift for access to WC49 300 Level
                 (10' x 10" drift, 60 LF @!60/ft)
  Drive drift for to White Caps shaft (565 Level)
              (10' x 12" Decline, 400 LF @220/ft)
Clean up/ slash corners in Consolidated Manhattan
                            Access to 1,300 Level
                     Rehab WC Shaft to 670 Level        $9,000       $9,000      $10,500
           Install headframe & hoist at 565 Level      $25,000      $25,000      $25,000
                     Rehab WC Shaft to 800 Level                                              $29,000      $31,000
                     Rehab WC Shaft to 910 Level
                   Rehab WC Shaft to 1,300 Level
        Contractor supervision, overhead & profit      $10,000      $10,000      $10,000      $10,000      $10,000
                       Subtotal - Mine Contractor      $44,000      $44,000      $45,500      $39,000      $41,000
                              OTHER CONTRACT WORK
          Underground sampling (140 days @$400/d)       $2,000       $2,000       $2,000       $4,000       $2,000
                   Assays (140 days x 20/d x $15)       $1,500       $1,500       $1,500       $3,000       $1,500
                         ENGINEERING & CONSULTING
                                  WORKING CAPITAL
           CONTIGENCY @ 10% EXCL. WORKING CAPITAL       $4,750       $4,750       $4,900       $4,600       $4,450
                                                  -----------------------------------------------------------------
                           TOTAL CAPITAL REQUIRED      $52,250      $52,250      $53,900      $50,600      $48,950
===================================================================================================================
PRODUCTION
Area/block                                           WC565/3      WC565/3      WC565/3      WC670/4      WC670/4
                                                                               WC670/4                   WC800/5
                           Ore Production-tons/mo        1,600        1,600        1,600        1,600        1,600
            Diluted Head Grade - Troy Oz/ton (Au)         0.40         0.40         0.40         0.40         0.40
                             Ounces of gold mined       640.00       640.00       640.00       640.00       640.00
                               Tons of ore milled         1600         1600         1600         1600         1600
   Diluted Head Grade  to Mill - Troy Oz/ton (Au)         0.40         0.40         0.40         0.40         0.40
                        Ounces of gold milled (1)       640.00       640.00       640.00       640.00       640.00
                                  Recovery (81%)          0.81         0.81         0.81         0.81         0.81
                                                  -----------------------------------------------------------------
                       Gold Production - Troy Oz.          518          518          518          518          518

               Average Gold Sales Price $/Troy Oz         $390         $390         $390         $390         $390
                          Ref. Chgs $/Troy Oz Au            $2           $2           $2           $2           $2
                                                  -----------------------------------------------------------------
                            NET SMELTER RECEIPTS      $201,139     $201,139     $201,139     $201,139     $201,139
                             ROYALTY  ( % of NSR)           $0           $0           $0           $0           $0
                                                  -----------------------------------------------------------------
                             INCOME AFTER ROYALTY     $201,139     $201,139     $201,139     $201,139     $201,139
                                                  =================================================================
OPERATING COSTS - $/TON
                                           Mining          $43          $43          $43          $43          $43
                  Mine water treatment & pumping            $1           $1           $1           $1           $1
                            Processing & tailings          $15          $15          $15          $15          $15
                                     G & A @ 10%            $6           $6           $6           $6           $6
                                                  -----------------------------------------------------------------
                                 Total Cost $/Ton          $65          $65          $65          $65          $65
                                  OPERATING COSTS     $104,000     $104,000     $104,000     $104,000     $104,000
                                                  =================================================================
DEDUCTIBLE EXPENSES          Depreciation base        $720,900     $720,900     $720,900     $720,900     $720,900
                                    *Depreciation       $8,591       $8,591       $8,591       $8,591       $8,591
                           Deductible Exploration       $2,450       $2,450       $2,450       $4,900       $2,450
                   Amort. Non-deduct. Exp. & Dev.         $525         $525         $525       $1,050         $525
                                     Local taxes        $2,011       $2,011       $2,011       $2,011       $2,011

                                                  -----------------------------------------------------------------
             Deductible Expenses Before Depletion      $13,577      $13,577      $13,577      $16,552      $13,577
                                                  =================================================================

                  Taxable Income Before Depletion      $83,562      $83,562      $83,562      $80,587      $83,562
             Maximum allowed depletion - 50% rule      $41,781      $41,781      $41,781      $40,294      $41,781
                                 Depletion at 15%      $30,171      $30,171      $30,171      $30,171      $30,171

                                Depletion allowed      $30,171      $30,171      $30,171      $30,171      $30,171
*Includes all mine development costs
                                                  =================================================================
TAXES
                   Taxable Income After Depletion      $53,391      $53,391      $53,391      $50,416      $53,391
                      Loss Carried Forward Credit           $0           $0           $0           $0           $0
              Loss Carried Forward Credit Applied     ($53,391)    ($53,391)    ($53,391)    ($50,416)    ($53,391)
                           Federal Income Tax (2)           $0           $0           $0           $0           $0
                             State Income Tax (2)       $2,670       $2,670       $2,670       $2,521       $2,670
                                                  -----------------------------------------------------------------
                             Net Income After Tax      $50,722      $50,722      $50,722      $47,895      $50,722
                            Loss Carried Foreward      $53,391      $53,391      $53,391      $50,416      $53,391
                              Dep.,Depl.,& Amort.      $39,287      $39,287      $39,287      $39,812      $39,287
                           Deductible Exploration       $2,450       $2,450       $2,450       $4,900       $2,450
                             Capital expenditures     ($52,250)    ($52,250)    ($53,900)    ($50,600)    ($48,950)
                                      Reclamation           $0           $0           $0           $0           $0
                                          Salvage           $0           $0           $0           $0           $0
                                                  -----------------------------------------------------------------
                                    NET CASH FLOW      $93,599      $93,599      $91,949      $92,423      $96,899
                             CUMULATIVE CASH FLOW    ($822,456)   ($728,857)   ($636,907)   ($544,484)   ($447,585)
                                                  =================================================================

NEVADA MANHATTAN MINING COMPANY,INC.
PROJECT REVIEW & BUSINESS PLAN
APPENDIX B
SCHEDULE 4D - CASH FLOW ANALYSIS - MINE ALL ESTIMATED ORE BLOCKS - COMPLETE REHAB OF WC SHAFT (Continued)

                                                       15           16           17           18
=======================================================================================================
CAPITAL COSTS
                                  MINE CONTRACTOR
                      Mobilization/Demobilization
                      Clean-up, resupport Decline
         Slash entrance to Consolidated Manhattan
        Drive drift for access to WC49 300 Level
                 (10' x 10" drift, 60 LF @!60/ft)
  Drive drift for to White Caps shaft (565 Level)
              (10' x 12" Decline, 400 LF @220/ft)
Clean up/ slash corners in Consolidated Manhattan
                            Access to 1,300 Level
                     Rehab WC Shaft to 670 Level
           Install headframe & hoist at 565 Level
                     Rehab WC Shaft to 800 Level       $31,000
                     Rehab WC Shaft to 910 Level                    $25,000      $25,000      $27,000
                   Rehab WC Shaft to 1,300 Level
        Contractor supervision, overhead & profit      $10,000      $10,000      $10,000      $10,000
                       Subtotal - Mine Contractor      $41,000      $35,000      $35,000      $37,000
                              OTHER CONTRACT WORK
          Underground sampling (140 days @$400/d)       $2,000       $4,000       $2,000       $2,000
                   Assays (140 days x 20/d x $15)       $1,500       $3,000       $1,500       $1,500
                         ENGINEERING & CONSULTING
                                  WORKING CAPITAL
           CONTIGENCY @ 10% EXCL. WORKING CAPITAL       $4,450       $4,200       $3,850       $4,050
                                                  ----------------------------------------------------
                           TOTAL CAPITAL REQUIRED      $48,950      $46,200      $42,350      $44,550
======================================================================================================
PRODUCTION
Area/block                                           WC800/5      WC910/6     WC1,120/7    WC1,200/8
                                                     WC910/6     WC1,120/7    WC1,200/8    WC1,300/9
                           Ore Production-tons/mo        1,600        1,600        1,600          887
            Diluted Head Grade - Troy Oz/ton (Au)         0.40         0.40         0.40         0.44
                             Ounces of gold mined       640.00       640.00       640.00       390.28
                               Tons of ore milled         1600         1600         1600         1600
   Diluted Head Grade  to Mill - Troy Oz/ton (Au)         0.40         0.40         0.40         0.40
                        Ounces of gold milled (1)       640.00       640.00       640.00       640.00
                                  Recovery (81%)          0.81         0.81         0.81         0.81
                                                  ----------------------------------------------------
                       Gold Production - Troy Oz.          518          518          518          518

               Average Gold Sales Price $/Troy Oz         $390         $390         $390         $390
                          Ref. Chgs $/Troy Oz Au            $2           $2           $2           $2
                                                  ----------------------------------------------------
                            NET SMELTER RECEIPTS      $201,139     $201,139     $201,139     $201,139
                             ROYALTY  ( % of NSR)           $0           $0           $0           $0
                                                  ----------------------------------------------------
                             INCOME AFTER ROYALTY     $201,139     $201,139     $201,139     $201,139
                                                  ====================================================
OPERATING COSTS - $/TON
                                           Mining          $43          $43          $43          $43
                  Mine water treatment & pumping            $1           $1           $1           $1
                            Processing & tailings          $15          $15          $15          $15
                                     G & A @ 10%            $6           $6           $6           $6
                                                  ----------------------------------------------------
                                 Total Cost $/Ton          $65          $65          $65          $65
                                  OPERATING COSTS     $104,000     $104,000     $104,000      $70,489
                                                  ====================================================
DEDUCTIBLE EXPENSES          Depreciation base        $720,900     $720,900   $1,095,900   $1,095,900
                                    *Depreciation       $8,591       $8,591      $19,589      $19,589
                           Deductible Exploration       $2,450       $4,900       $2,450       $2,450
                   Amort. Non-deduct. Exp. & Dev.         $525       $1,050         $525         $525
                                     Local taxes        $2,011       $2,011       $2,011       $2,011

                                                  ----------------------------------------------------
             Deductible Expenses Before Depletion      $13,577      $16,552      $24,576      $24,576
                                                  ====================================================

                  Taxable Income Before Depletion      $83,562      $80,587      $72,564     $106,075
             Maximum allowed depletion - 50% rule      $41,781      $40,294      $36,282      $53,037
                                 Depletion at 15%      $30,171      $30,171      $30,171      $30,171

                                Depletion allowed      $30,171      $30,171      $30,171      $30,171
*Includes all mine development costs
                                                  ====================================================
TAXES
                   Taxable Income After Depletion      $53,391      $50,416      $42,393      $75,904
                      Loss Carried Forward Credit           $0           $0           $0           $0
              Loss Carried Forward Credit Applied     ($53,391)    ($50,416)    ($42,393)    ($11,077)
                           Federal Income Tax (2)           $0           $0           $0      $22,041
                             State Income Tax (2)       $2,670       $2,521       $2,120       $3,795
                                                  ----------------------------------------------------
                             Net Income After Tax      $50,722      $47,895      $40,273      $50,067
                            Loss Carried Foreward      $53,391      $50,416      $42,393      $11,077
                              Dep.,Depl.,& Amort.      $39,287      $39,812      $50,285      $50,285
                           Deductible Exploration       $2,450       $4,900       $2,450       $2,450
                             Capital expenditures     ($48,950)    ($46,200)    ($42,350)    ($44,550)
                                      Reclamation           $0           $0           $0           $0
                                          Salvage           $0           $0           $0           $0
                                                  ----------------------------------------------------
                                    NET CASH FLOW      $96,899      $96,823      $93,051      $69,330
                             CUMULATIVE CASH FLOW    ($350,685)   ($253,862)   ($160,811)    ($91,482)
                                                  ====================================================


                                                       19           20           21           22
======================================================================================================
CAPITAL COSTS
                                  MINE CONTRACTOR
                      Mobilization/Demobilization
                      Clean-up, resupport Decline
         Slash entrance to Consolidated Manhattan
        Drive drift for access to WC49 300 Level
                 (10' x 10" drift, 60 LF @!60/ft)
  Drive drift for to White Caps shaft (565 Level)
              (10' x 12" Decline, 400 LF @220/ft)
Clean up/ slash corners in Consolidated Manhattan
                            Access to 1,300 Level
                     Rehab WC Shaft to 670 Level
           Install headframe & hoist at 565 Level
                     Rehab WC Shaft to 800 Level
                     Rehab WC Shaft to 910 Level
                   Rehab WC Shaft to 1,300 Level       $53,000      $55,000      $55,000      $55,000
        Contractor supervision, overhead & profit       $5,000       $5,000       $5,000       $5,000
                       Subtotal - Mine Contractor      $58,000      $60,000      $60,000      $60,000
                              OTHER CONTRACT WORK
          Underground sampling (140 days @$400/d)       $2,000       $2,000       $2,000       $2,000
                   Assays (140 days x 20/d x $15)       $1,500       $1,500       $1,500       $1,500
                         ENGINEERING & CONSULTING
                                  WORKING CAPITAL
           CONTIGENCY @ 10% EXCL. WORKING CAPITAL       $6,150       $6,350       $6,350       $6,350
                                                  ----------------------------------------------------
                           TOTAL CAPITAL REQUIRED      $67,650      $69,850      $69,850      $69,850
======================================================================================================
PRODUCTION
Area/block

                           Ore Production-tons/mo
            Diluted Head Grade - Troy Oz/ton (Au)         0.40         0.40         0.40         0.40
                             Ounces of gold mined         0.00         0.00         0.00         0.00
                               Tons of ore milled         1600         1600         1600         1600
   Diluted Head Grade  to Mill - Troy Oz/ton (Au)         0.40         0.40         0.40         0.40
                        Ounces of gold milled (1)       640.00       640.00       640.00       640.00
                                  Recovery (81%)          0.81         0.81         0.81         0.81
                                                  ----------------------------------------------------
                       Gold Production - Troy Oz.          518          518          518          518

               Average Gold Sales Price $/Troy Oz         $390         $390         $390         $390
                          Ref. Chgs $/Troy Oz Au            $2           $2           $2           $2
                                                  ----------------------------------------------------
                            NET SMELTER RECEIPTS      $201,139     $201,139     $201,139     $201,139
                             ROYALTY  ( % of NSR)           $0           $0           $0           $0
                                                  ----------------------------------------------------
                             INCOME AFTER ROYALTY     $201,139     $201,139     $201,139     $201,139
                                                  ====================================================
OPERATING COSTS - $/TON
                                           Mining          $43          $43          $43          $43
                  Mine water treatment & pumping            $1           $1           $1           $1
                            Processing & tailings          $15          $15          $15          $15
                                     G & A @ 10%            $6           $6           $6           $6
                                                  ----------------------------------------------------
                                 Total Cost $/Ton          $65          $65          $65          $65
                                  OPERATING COSTS      $28,800      $28,800      $28,800      $28,800
                                                  ====================================================
DEDUCTIBLE EXPENSES          Depreciation base      $1,095,900   $1,095,900   $1,095,900   $1,095,900
                                    *Depreciation      $19,589      $19,589      $19,589      $19,589
                           Deductible Exploration       $2,450       $2,450       $2,450       $2,450
                   Amort. Non-deduct. Exp. & Dev.         $525         $525         $525         $525
                                     Local taxes        $2,011       $2,011       $2,011       $2,011

                                                  ----------------------------------------------------
             Deductible Expenses Before Depletion      $24,576      $24,576      $24,576      $24,576
                                                  ====================================================

                  Taxable Income Before Depletion     $147,764     $147,764     $147,764     $147,764
             Maximum allowed depletion - 50% rule      $73,882      $73,882      $73,882      $73,882
                                 Depletion at 15%      $30,171      $30,171      $30,171      $30,171

                                Depletion allowed      $30,171      $30,171      $30,171      $30,171
*Includes all mine development costs
                                                  ====================================================
TAXES
                   Taxable Income After Depletion     $117,593     $117,593     $117,593     $117,593
                      Loss Carried Forward Credit           $0           $0           $0           $0
              Loss Carried Forward Credit Applied           $0           $0           $0           $0
                           Federal Income Tax (2)      $39,982      $39,982      $39,982      $39,982
                             State Income Tax (2)       $5,880       $5,880       $5,880       $5,880
                                                  ----------------------------------------------------
                             Net Income After Tax      $71,732      $71,732      $71,732      $71,732
                            Loss Carried Foreward           $0           $0           $0           $0
                              Dep.,Depl.,& Amort.      $50,285      $50,285      $50,285      $50,285
                           Deductible Exploration       $2,450       $2,450       $2,450       $2,450
                             Capital expenditures     ($67,650)    ($69,850)    ($69,850)    ($69,850)
                                      Reclamation           $0           $0           $0           $0
                                          Salvage           $0           $0           $0           $0
                                                  ----------------------------------------------------
                                    NET CASH FLOW      $56,817      $54,617      $54,617      $54,617
                             CUMULATIVE CASH FLOW     ($34,665)     $19,952      $74,568     $129,185
                                                  ====================================================


                                                       23           24          TOTAL
=========================================================================================
CAPITAL COSTS
                                  MINE CONTRACTOR
                      Mobilization/Demobilization                                $30,000
                      Clean-up, resupport Decline                                $16,400
         Slash entrance to Consolidated Manhattan                                 $2,200
        Drive drift for access to WC49 300 Level                                  $9,600
                 (10' x 10" drift, 60 LF @!60/ft)
  Drive drift for to White Caps shaft (565 Level)                                $88,000
              (10' x 12" Decline, 400 LF @220/ft)
Clean up/ slash corners in Consolidated Manhattan                                $20,200
                            Access to 1,300 Level
                     Rehab WC Shaft to 670 Level                                 $73,500
           Install headframe & hoist at 565 Level                               $200,000
                     Rehab WC Shaft to 800 Level                                 $91,000
                     Rehab WC Shaft to 910 Level                                 $77,000
                   Rehab WC Shaft to 1,300 Level       $55,000                  $273,000
        Contractor supervision, overhead & profit       $5,000       $5,000     $200,000
                       Subtotal - Mine Contractor      $60,000       $5,000   $1,080,900
                              OTHER CONTRACT WORK
          Underground sampling (140 days @$400/d)       $2,000       $2,000      $56,000
                   Assays (140 days x 20/d x $15)       $1,500       $1,500      $42,000
                         ENGINEERING & CONSULTING                                $15,000
                                  WORKING CAPITAL                               $150,000
           CONTIGENCY @ 10% EXCL. WORKING CAPITAL       $6,350         $850     $119,390
                                                  ---------------------------------------
                           TOTAL CAPITAL REQUIRED      $69,850       $9,350   $1,463,290
=========================================================================================
PRODUCTION
Area/block

                           Ore Production-tons/mo                                 26,487
            Diluted Head Grade - Troy Oz/ton (Au)         0.40         0.00
                             Ounces of gold mined         0.00         0.00        9,830
                               Tons of ore milled          550            0       26,350
   Diluted Head Grade  to Mill - Troy Oz/ton (Au)         0.34         0.00
                        Ounces of gold milled (1)       187.00         0.00        9,827
                                  Recovery (81%)          0.81         0.81
                                                  ---------------------------------------
                       Gold Production - Troy Oz.          151            0        7,960

               Average Gold Sales Price $/Troy Oz         $390         $390
                          Ref. Chgs $/Troy Oz Au            $2           $2
                                                  ---------------------------------------
                            NET SMELTER RECEIPTS       $58,770           $0   $3,088,430
                             ROYALTY  ( % of NSR)           $0           $0           $0
                                                  ---------------------------------------
                             INCOME AFTER ROYALTY      $58,770           $0   $3,088,430
                                                  =======================================
OPERATING COSTS - $/TON
                                           Mining          $43          $43
                  Mine water treatment & pumping            $1           $1
                            Processing & tailings          $15          $15
                                     G & A @ 10%            $6           $6
                                                  ---------------------------------------
                                 Total Cost $/Ton          $65          $65
                                  OPERATING COSTS       $9,900           $0   $1,719,699
                                                  =======================================
DEDUCTIBLE EXPENSES          Depreciation base      $1,095,900   $1,095,900
                                    *Depreciation      $19,589      $19,589     $290,033
                           Deductible Exploration       $2,450       $2,450      $68,600
                   Amort. Non-deduct. Exp. & Dev.         $525         $525      $14,700
                                     Local taxes          $588           $0      $30,884

                                                  ---------------------------------------
             Deductible Expenses Before Depletion      $23,152      $22,564     $404,217
                                                  =======================================

                  Taxable Income Before Depletion      $25,718     ($22,564)    $964,514
             Maximum allowed depletion - 50% rule      $12,859           $0     $721,138
                                 Depletion at 15%       $8,816           $0     $446,293

                                Depletion allowed       $8,816           $0     $434,977
*Includes all mine development costs
                                                  =======================================
TAXES
                   Taxable Income After Depletion      $16,903     ($22,564)    $529,537
                      Loss Carried Forward Credit           $0           $0     $455,198
              Loss Carried Forward Credit Applied           $0           $0     $455,198
                           Federal Income Tax (2)       $5,747           $0     $187,714
                             State Income Tax (2)         $845      ($1,128)     $49,237
                                                  ---------------------------------------
                             Net Income After Tax      $10,311     ($21,436)    $292,586
                            Loss Carried Foreward           $0           $0     $455,198
                             Dep., Depl.,& Amort.      $28,930      $20,114     $739,710
                           Deductible Exploration       $2,450       $2,450      $68,600
                             Capital Expenditures     ($69,850)     ($9,350) ($1,463,290)
                                      Reclamation           $0           $0           $0
                                          Salvage           $0           $0           $0
                                                  ---------------------------------------
                                    NET CASH FLOW     ($28,159)     ($8,222)     $92,804
                             CUMULATIVE CASH FLOW     $101,025      $92,804
                                                  =======================================

(1) Milled ounces vary slightly from Schedule 2 due to rounding.
(2) Taxes are calculated using existing federal tax credits. Tax credit base is 7% of $9.0 million or $630,000.

NEVADA MANHATTAN MINING, INC.
PROJECT REVIEW & BUSINESS PLAN
APPENDIX B
SCHEDULE 5 - CASH FLOW ANALYSIS -
MINE ESTIMATED ORE BLOCKS
DOWN TO AND INCLUDING 565 LEVEL
                                                                              $390/oz Gold
                                                  MONTH              1            2            3            4
===================================================================================================================
CAPITAL COSTS
                                  Mine Contractor
                      Mobilization/Demobilization                   $30,000
                      Clean-up, resupport Decline                   $16,400
         Slash entrance to Consolidated Manhattan                    $2,200
        Drive drift for access to WC49 300 Level                     $9,600
                 (10' x 10" drift, 60 LF @!60/ft)
  Drive drift for to White Caps shaft (565 Level)                   $22,000      $22,000      $22,000      $22,000
              (10' x 12" Decline, 400 LF @220/ft)
 Clean up/slash corners in Consolidated Manhattan                   $20,200
   Provide add. ventilation for White Caps levels
        Contractor supervision, overhead & profit                    $5,000       $5,000      $10,000      $10,000
                       Subtotal - Mine Contractor                  $105,400      $27,000      $32,000      $32,000
                              Other contract work
          Underground sampling (140 days @$400/d)                    $4,000       $4,000       $4,000       $2,000
                   Assays (140 days x 20/d x $15)                    $3,000       $3,000       $3,000       $1,500
                         Engineering & Consulting                   $15,000
                                  Working Capital                   $50,000      $50,000      $50,000
           Contigency @ 10% Excl. Working Capital                   $12,740       $3,400       $3,900       $3,550
                                                               ----------------------------------------------------
                           TOTAL CAPITAL REQUIRED                  $190,140      $87,400      $92,900      $39,050
===================================================================================================================
PRODUCTION
Area/block                                                         CM/1         CM/1         CM/1         CM/1
                                                                                                         WC49/2
                           Ore Production-tons/mo                       800          800        1,600        1,600
            Diluted Head Grade - Troy Oz/ton (Au)                      0.20         0.20         0.20         0.30
                             Ounces of gold mined                    160.00       160.00       320.00       480.00
                               Tons of ore milled                         0            0            0            0
   Diluted Head Grade  to Mill - Troy Oz/ton (Au)                      0.00         0.00         0.00         0.00
                        Ounces of gold milled (1)                      0.00         0.00         0.00         0.00
                                   Recovery (81%)                      0.81         0.81         0.81         0.81
                                                               ----------------------------------------------------
                        Gold Production - Troy Oz                         0            0            0            0

               Average Gold Sales Price $/Troy Oz                      $390         $390         $390         $390
                           Ref. Chgs $/Troy Oz Au                        $2           $2           $2           $2
                                                               ----------------------------------------------------
                             NET SMELTER RECEIPTS                        $0           $0           $0           $0
                               ROYALTY (% of NSR)         0.00%          $0           $0           $0           $0
                                                               ----------------------------------------------------
                             INCOME AFTER ROYALTY                        $0           $0           $0           $0
                                                               ====================================================
OPERATING COSTS - $/TON
                                           Mining                       $43          $43          $43          $43
                   Mine water treatment & pumping                        $1           $1           $1           $1
                            Processing & tailings                        $0           $0           $0           $0
                                      G & A @ 10%                        $4           $4           $4           $4
                                                               ----------------------------------------------------
                                 Total Cost $/Ton                       $48          $48          $48          $48
                           ANNUAL OPERATING COSTS                   $36,960      $36,960      $73,920      $73,920
                                                               ====================================================
DEDUCTIBLE EXPENSES             Depreciation Base                  $211,400     $211,400     $211,400     $211,400
                                    *Depreciation                    $7,558       $7,558       $7,558       $7,558
                           Deductible Exploration                    $4,900       $4,900       $4,900       $2,450
                   Amort. Non-deduct. Exp. & Dev.                    $1,050       $1,050       $1,050         $525
                                      Local taxes      1%                $0           $0           $0           $0

                                                               ----------------------------------------------------
             Deductible Expenses Before Depletion                   $13,508      $13,508      $13,508      $10,533
                                                               ====================================================

                  Taxable Income Before Depletion                  ($50,468)    ($50,468)    ($87,428)    ($84,453)
           Maximum allowed depletion - percentage                        $0           $0           $0           $0
                                 Depletion at 15%                        $0           $0           $0           $0

                                Depletion allowed                        $0           $0           $0           $0
*Includes all mine development costs
                                                               ====================================================
TAXES
                   Taxable Income After Depletion                  ($50,468)    ($50,468)    ($87,428)    ($84,453)
                      Loss Carried Forward Credit                   $50,468      $50,468      $87,428      $84,453
              Loss Carried Forward Credit Applied                        $0           $0           $0           $0
                           Federal Income Tax (2)         0.34           $0           $0           $0           $0
                             State Income Tax (2)         0.05           $0           $0           $0           $0
                                                               ----------------------------------------------------
                             Net Income After Tax                  ($50,468)    ($50,468)    ($87,428)    ($84,453)
                             Loss Carried Forward                        $0           $0           $0           $0
                            Dep., Depl., & Amort.                    $8,608       $8,608       $8,608       $8,083
                           Deductible Exploration                    $4,900       $4,900       $4,900       $2,450
                             Capital expenditures                 ($190,140)    ($87,400)    ($92,900)    ($39,050)
                                      Reclamation                        $0           $0           $0           $0
                                          Salvage                        $0           $0           $0           $0
                                                               ----------------------------------------------------
                                    NET CASH FLOW                 ($227,100)   ($124,360)   ($166,820)   ($112,970)
                             CUMULATIVE CASH FLOW                 ($227,100)   ($351,460)   ($518,280)   ($631,250)
                                                  =================================================================
  Total Net Cash Flow of The Project                  $425,326
  Net Present Value of The Project @ 15%              $299,526
  Net Present Value of The Project @ 10%              $339,152




NEVADA MANHATTAN MINING, INC.
PROJECT REVIEW & BUSINESS PLAN
APPENDIX B
SCHEDULE 5 - CASH FLOW ANALYSIS -
MINE ESTIMATED ORE BLOCKS
DOWN TO AND INCLUDING 565 LEVEL

                                                        5            6            7            8            9
===================================================================================================================
CAPITAL COSTS
                                  Mine Contractor
                      Mobilization/Demobilization
                      Clean-up, resupport Decline
         Slash entrance to Consolidated Manhattan
        Drive drift for access to WC49 300 Level
                 (10' x 10" drift, 60 LF @!60/ft)
  Drive drift for to White Caps shaft (565 Level)
              (10' x 12" Decline, 400 LF @220/ft)
 Clean up/slash corners in Consolidated Manhattan
   Provide add. ventilation for White Caps levels      $25,000
        Contractor supervision, overhead & profit      $10,000      $10,000      $10,000      $10,000      $10,000
                       Subtotal - Mine Contractor      $35,000      $10,000      $10,000      $10,000      $10,000
                              Other contract work
          Underground sampling (140 days @$400/d)       $2,000       $6,000       $6,000       $6,000       $6,000
                   Assays (140 days x 20/d x $15)       $1,500       $4,500       $4,500       $4,500       $4,500
                         Engineering & Consulting
                                  Working Capital
           Contigency @ 10% Excl. Working Capital       $3,850       $2,050       $2,050       $2,050       $2,050
                                                  -----------------------------------------------------------------
                           TOTAL CAPITAL REQUIRED      $42,350      $22,550      $22,550      $22,550      $22,550
===================================================================================================================
PRODUCTION
Area/block                                           WC49/2       WC49/2       WC49/2       WC565/3      WC565/3
                                                                               WC565/3
                           Ore Production-tons/mo        1,600        1,600        1,600        1,600        1,600
            Diluted Head Grade - Troy Oz/ton (Au)         0.40         0.40         0.40         0.40         0.40
                             Ounces of gold mined       640.00       640.00       640.00       640.00       640.00
                               Tons of ore milled          400          400         1000         1600         2400
   Diluted Head Grade  to Mill - Troy Oz/ton (Au)         0.20         0.20         0.20         0.30         0.30
                        Ounces of gold milled (1)        80.00        80.00       200.00       480.00       720.00
                                   Recovery (81%)         0.81         0.81         0.81         0.81         0.81
                                                  -----------------------------------------------------------------
                        Gold Production - Troy Oz           65           65          162          389          583

               Average Gold Sales Price $/Troy Oz         $390         $390         $390         $390         $390
                           Ref. Chgs $/Troy Oz Au           $2           $2           $2           $2           $2
                                                  -----------------------------------------------------------------
                             NET SMELTER RECEIPTS      $25,142      $25,142      $62,856     $150,854     $226,282
                               ROYALTY (% of NSR)           $0           $0           $0           $0           $0
                                                  -----------------------------------------------------------------
                             INCOME AFTER ROYALTY      $25,142      $25,142      $62,856     $150,854     $226,282
                                                  =================================================================
OPERATING COSTS - $/TON
                                           Mining          $43          $43          $43          $43          $43
                   Mine water treatment & pumping           $1           $1           $1           $1           $1
                            Processing & tailings          $20          $20          $15          $15          $15
                                      G & A @ 10%           $6           $6           $6           $6           $6
                                                  -----------------------------------------------------------------
                                 Total Cost $/Ton          $70          $70          $65          $65          $65
                           ANNUAL OPERATING COSTS      $84,800      $84,800      $93,070     $103,840     $118,200
                                                  =================================================================
DEDUCTIBLE EXPENSES             Depreciation Base     $316,400     $316,400     $316,400     $316,400     $316,400
                                    *Depreciation       $5,656       $5,656       $5,656       $5,656       $5,656
                           Deductible Exploration       $2,450       $7,350       $7,350       $7,350       $7,350
                   Amort. Non-deduct. Exp. & Dev.         $525       $1,575       $1,575       $1,575       $1,575
                                      Local taxes         $251         $251         $629       $1,509       $2,263

                                                  -----------------------------------------------------------------
             Deductible Expenses Before Depletion       $8,882      $14,832      $15,209      $16,089      $16,843
                                                  =================================================================

                  Taxable Income Before Depletion     ($68,540)    ($74,490)    ($45,423)     $30,925      $91,238
           Maximum allowed depletion - percentage           $0           $0           $0      $15,463      $45,619
                                 Depletion at 15%           $0           $0           $0      $22,628      $33,942

                                Depletion allowed           $0           $0           $0      $15,463      $45,619
*Includes all mine development costs
                                                  =================================================================
TAXES
                   Taxable Income After Depletion     ($68,540)    ($74,490)    ($45,423)     $15,463      $45,619
                      Loss Carried Forward Credit      $68,540      $74,490      $45,324           $0           $0
              Loss Carried Forward Credit Applied           $0           $0           $0     ($15,463)    ($45,619)
                           Federal Income Tax (2)           $0           $0           $0           $0           $0
                             State Income Tax (2)           $0           $0           $0         $773       $2,281
                                                  -----------------------------------------------------------------
                             Net Income After Tax     ($68,540)    ($74,490)    ($45,423)     $14,689      $43,338
                             Loss Carried Forward           $0           $0           $0      $15,463      $45,619
                            Dep., Depl., & Amort.       $6,181       $7,231       $7,231      $22,693      $52,850
                           Deductible Exploration       $2,450       $7,350       $7,350       $7,350       $7,350
                             Capital expenditures     ($42,350)    ($22,550)    ($22,550)    ($22,550)    ($22,550)
                                      Reclamation           $0           $0           $0           $0           $0
                                          Salvage           $0           $0           $0           $0           $0
                                                  -----------------------------------------------------------------
                                    NET CASH FLOW    ($102,259)    ($82,459)    ($53,393)     $37,645     $126,607
                             CUMULATIVE CASH FLOW    ($733,509)   ($815,968)   ($869,361)   ($831,715)   ($705,108)
                                                  =================================================================


NEVADA MANHATTAN MINING, INC.
PROJECT REVIEW & BUSINESS PLAN
APPENDIX B
SCHEDULE 5 - CASH FLOW ANALYSIS -
MINE ESTIMATED ORE BLOCKS
DOWN TO AND INCLUDING 565 LEVEL

                                                       10           11           12          TOTAL
======================================================================================================
CAPITAL COSTS
                                  Mine Contractor
                      Mobilization/Demobilization                                             $30,000
                      Clean-up, resupport Decline                                             $16,400
         Slash entrance to Consolidated Manhattan                                              $2,200
        Drive drift for access to WC49 300 Level                                               $9,600
                 (10' x 10" drift, 60 LF @!60/ft)
  Drive drift for to White Caps shaft (565 Level)                                             $88,000
              (10' x 12" Decline, 400 LF @220/ft)
 Clean up/slash corners in Consolidated Manhattan                                             $20,200
   Provide add. ventilation for White Caps levels                                             $25,000
        Contractor supervision, overhead & profit      $10,000      $10,000      $10,000     $110,000
                       Subtotal - Mine Contractor      $10,000      $10,000      $10,000     $301,400
                              Other contract work
          Underground sampling (140 days @$400/d)       $6,000       $6,000       $4,000      $56,000
                   Assays (140 days x 20/d x $15)       $4,500       $4,500       $3,000      $42,000
                         Engineering & Consulting                                             $15,000
                                  Working Capital                                            $150,000
           Contigency @ 10% Excl. Working Capital       $2,050       $2,050       $1,700      $41,440
                                                  ----------------------------------------------------
                           TOTAL CAPITAL REQUIRED      $22,550      $22,550      $18,700     $605,840
======================================================================================================
PRODUCTION
Area/block                                           WC565/3      WC565/3      WC565/3

                           Ore Production-tons/mo        1,600        1,600          119       16,119
            Diluted Head Grade - Troy Oz/ton (Au)         0.40         0.40         0.40
                             Ounces of gold mined       640.00       640.00        47.60        5,648
                               Tons of ore milled         3000         3600         3600       16,000
   Diluted Head Grade  to Mill - Troy Oz/ton (Au)         0.40         0.40         0.40
                        Ounces of gold milled (1)      1200.00      1440.00      1440.00        5,640
                                   Recovery (81%)         0.81         0.81         0.81
                                                  ----------------------------------------------------
                        Gold Production - Troy Oz          972        1,166        1,166        4,568

               Average Gold Sales Price $/Troy Oz         $390         $390         $390
                           Ref. Chgs $/Troy Oz Au           $2           $2           $2
                                                  ----------------------------------------------------
                             NET SMELTER RECEIPTS     $377,136     $452,563     $452,563   $1,772,539
                               ROYALTY (% of NSR)           $0           $0           $0           $0
                                                  ----------------------------------------------------
                             INCOME AFTER ROYALTY     $377,136     $452,563     $452,563   $1,772,539
                                                  ====================================================
OPERATING COSTS - $/TON
                                           Mining          $43          $43          $43
                   Mine water treatment & pumping           $1           $1           $1
                            Processing & tailings          $15          $15          $15
                                      G & A @ 10%           $6           $6           $6
                                                  ----------------------------------------------------
                                 Total Cost $/Ton          $65          $65          $65
                           ANNUAL OPERATING COSTS     $129,200     $140,000      $70,393   $1,046,063
                                                  ====================================================
DEDUCTIBLE EXPENSES             Depreciation Base     $316,400     $316,400     $316,400
                                    *Depreciation       $5,656       $5,656       $5,656      $75,475
                           Deductible Exploration       $7,350       $7,350       $4,900      $41,650
                   Amort. Non-deduct. Exp. & Dev.       $1,575       $1,575       $1,050       $8,925
                                      Local taxes       $3,771       $4,526       $4,526      $17,725

                                                  ----------------------------------------------------
             Deductible Expenses Before Depletion      $18,352      $19,106      $16,131     $176,501
                                                  ====================================================

                  Taxable Income Before Depletion     $229,584     $293,457     $366,039     $549,975
           Maximum allowed depletion - percentage     $114,792     $146,728     $183,019     $505,622
                                 Depletion at 15%      $56,570      $67,884      $67,884     $248,910

                                Depletion allowed      $56,570      $67,884      $67,884     $253,421
*Includes all mine development costs
                                                  ====================================================
TAXES
                   Taxable Income After Depletion     $173,014     $225,572     $298,154     $296,554
                      Loss Carried Forward Credit           $0           $0           $0     $461,169
              Loss Carried Forward Credit Applied    ($173,014)   ($225,572)     ($1,501)    $461,169
                           Federal Income Tax (2)           $0           $0     $100,862     $100,862
                             State Income Tax (2)       $8,651      $11,279      $14,908      $37,891
                                                  ----------------------------------------------------
                             Net Income After Tax     $164,363     $214,294     $182,385     $157,801
                             Loss Carried Forward     $173,014     $225,572       $1,501     $461,169
                            Dep., Depl., & Amort.      $63,801      $75,115      $74,590     $343,596
                           Deductible Exploration       $7,350       $7,350       $4,900      $68,600
                             Capital expenditures     ($22,550)    ($22,550)    ($18,700)   ($605,840)
                                      Reclamation           $0           $0           $0           $0
                                          Salvage           $0           $0           $0           $0
                                                  ----------------------------------------------------
                                    NET CASH FLOW     $385,978     $499,781     $244,676     $425,326
                             CUMULATIVE CASH FLOW    ($319,131)    $180,651     $425,326
                                                  ====================================================

(1) Milled ounces vary slightly from Schedule 2 due to rounding.
(2) Taxes are calculated using existing federal tax credits. Tax credit base is 7% of $9.0 million or $630,000.

                                   APPENDIX C

                                MILL INFORMATION

June 21, 1995 letter from Dale Moore to Mr. Wilson regarding the proposed flow sheet for the New Concept Mining, Inc. mill.

Undated equipment list for the New Concept Mining, Inc. mill.

                                                                  June 21, 1995


Dear Mr. Wilson

        The Primary Crushing will be done at the mine site with a Portable Crusher, which consists of a 18"x 34" Jaw Crusher and a 24" Roll Crusher. The secondary crushing will be done at the Mill with a 3' short head Crusher.

        The Grinding Circuit will consist of 2 Ball Mills, one a 7'x9' Marcy for the Primary grind and a 4'x8' Marcy for the Regrind Mill. The underflow from the 8" Cyclones will go to a 2'x4' 2 cell Jig. The overflow will go to a 30' thickner. The Slurry will be thickened to 45 to 50% solids before it is pumped to the leach tanks. The first leach tank will be a Pachuca Tank. The Mids from the Jig will go to the tables (5-5'x7' Diester) product from the tables will go to the refinery.

        Tails from the leach circuit will go to the Floatation Cells (8 48" Denvers) product from the floats will go to a 12' thickner, then to a 2 Leaf Filter.

        It is impossible to design a balanced flow sheet when the equipment has not been purchased and the "Wheels" keep changing their minds as to what they want. The equipment list that I am sending to you is a bare minimum that will be needed and what I recommended that be purchased.

        The Strip Circuit and EW Cells are in storage in Las Vegas. All S.S. Steel and Custom made.

        I inspected this Circuit on June 16, 1995 and it is in very good condition and it is complete with EW Cells and Rectifiers.

        The water well will produce 50 gpm Fresh water usage in the Mill, will be approx. 20 gpm.

        The information that I am sending you is not exactly what you requested, but it is all that I have at this time and I hope it will be of some use to you.

                                        Sincerely,



                                        /s/  DALE MOORE
                                        ------------------------------------
                                             Dale Moore

                                   EQUIPMENT

1.   PORTABLE CRUSHING PLANT (AT THE MINE SITE)

     18" X 34" JAW CRUSHER
     24" ROLL CRUSHER
     CONVEYORS

                                  (MILL SITE)

1.   3 FOOT SHORT HEAD
     KUE-KEN  100 H.P.
2.   100 TON FINE ORE STORAGE BIN
3.   18" X 6' BELT FEEDER
4.   24" X 34' FINE ORE CONVEYOR
5.   BELT SCALES
6.   7' X 9' MARCY BALL MILL (INSTALLED IN MILL) ALREADY
7.   4" X 3" SLURRY PUMP & SUMP BOX
8.   4-8" CYCLONES & BOXES
9.   2' X 4' DECO JIG
10.  2" X 3" SLURRY PUMP
11.  30' THICKNER TANK
12.  6" O.D.s PUMP
13.  4- 12' X 18' LEACH TANKS WITH ADAPTER MECH ALREADY INSTALLED
14.  4' X 8' MARCY REGRIND MILL W/100 H.P. MOTOR & GEAR BOX
15.  5- 5' X 7' DIESTER TABLES
16.  2 X 3 SLURRY PUMP
17.  AIR COMPRESSOR
18.  NACN MIXING TANK (12,000 GAL)
19.  LIME MIXING TANK (3,000 GAL)
20.  LIME SLAKING MILL (2' X 2' BALL MILL) ?
21.  NACN PUMP (POSITIVE DISPLACENT) 1" X 1 1/2"
22.  REFINERY FURNACE (125 CRUCIBLE)
23.  2- RECTIFIERS (50 AMP) 110-220
24.  STRIPPING PLANT SS STEEL, STRIP TANK, EW CELL
     CUSTOM MADE IN LAS VEGAS (USED) AVAILABLE
25.  PUMPS FOR STRIPPING PLANT
     1.5" X 1" SOLUTION PUMP
     1" X 1" SOLUTION PUMP FEED TO E.W. CELLS
26.  SECURITY SYSTEM FOR REFINERY
27.  MISC. PIPING & PUMPS
28.  PULP DENSITY SCALES
29.  25' CLARIFIER FOR ATG WASTE WATER TREATMENT SYSTEM
30.  A.T.G. WASTE WATER SYSTEM
31.  3" GALIGER SUMP PUMP
32.  12 DENVER FLOAT CELLS (48")
33.  15' THICKNER TANK W/MECH
34.  2' LEAF FILTER W/BLOWER

LAB EQUIPMENT

1.   RO-TAP AND SCREENS
2.   CHIPMUNK LAB CRUSHER 3" X 6"
3.   ROLL CRUSHER (6" X 8")
4.   PULVERIZER
5.   METTLER BALANCE
6.   CAHN MICRO-BALANCE
7.   HOT PLATES
8.   LAB TABLES
9.   VENT HOODS
10.  CUPPLING FURNACE
11.  CRUCIBLE FURNACE
12.  MISC GLASS WARE